As filed with the Securities and Exchange Commission on August 7, 2026

Registration No. 333-282135

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	8062	23-2077801
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Additional Registrants

(See Table of Additional Registrants on next page)

Universal Corporate Center

367 South Gulph Road

King of Prussia, Pennsylvania 19406

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

MARC D. MILLER

President and Chief Executive Officer

UNIVERSAL HEALTH SERVICES, INC.

Universal Corporate Center

367 South Gulph Road

King of Prussia, Pennsylvania 19406

(610) 768-3300

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With Copies to:

WARREN J. NIMETZ, ESQ.

Norton Rose Fulbright US LLP

1301 Avenue of the Americas

New York, New York 10019

(212) 318-3000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified In Its Charter*	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
ABS LINCS KY, LLC	Virginia	61-1267294
ABS LINCS SC, Inc.	South Carolina	57-0840074
Aiken Regional Medical Centers, LLC	South Carolina	23-2791808
Alliance Health Center, Inc.	Mississippi	64-0777521
Alternative Behavioral Services, Inc.	Virginia	54-1757063
Ascend Health Corporation	Delaware	80-0109304
Atlantic Shores Hospital, LLC	Delaware	20-3788069
AZ Holding 4, LLC	Arizona	83-4517050
Beach 77 LP	Delaware	20-3078353
Behavioral Health Management, LLC	Delaware	27-2849780
Behavioral Health Realty, LLC	Delaware	27-2849723
Behavioral Healthcare LLC	Delaware	62-1516830
Benchmark Behavioral Health System, Inc.	Utah	93-0893928
BHC Alhambra Hospital, Inc.	Tennessee	62-1658521
BHC Belmont Pines Hospital, Inc.	Tennessee	62-1658523
BHC Fairfax Hospital, Inc.	Tennessee	62-1658528
BHC Fox Run Hospital, Inc.	Tennessee	62-1658531
BHC Fremont Hospital, Inc.	Tennessee	62-1658532
BHC Health Services of Nevada, Inc.	Nevada	88-0300031
BHC Heritage Oaks Hospital, Inc.	Tennessee	62-1658494
BHC Holdings, Inc.	Delaware	92-0189593
BHC Intermountain Hospital, Inc.	Tennessee	62-1658493
BHC Mesilla Valley Hospital, LLC	Delaware	20-2612295
BHC Montevista Hospital, Inc.	Nevada	88-0299907
BHC Northwest Psychiatric Hospital, LLC	Delaware	20-0085660
BHC of Indiana, General Partnership	Tennessee	62-1780700
BHC Pinnacle Pointe Hospital, LLC	Tennessee	62-1658502
BHC Properties, LLC	Tennessee	62-1660875
BHC Sierra Vista Hospital, Inc.	Tennessee	62-1658512
BHC Streamwood Hospital, Inc.	Tennessee	62-1658515
Bloomington Meadows, General Partnership	Tennessee	35-1858510
Brentwood Acquisition—Shreveport, Inc.	Delaware	20-0474854
Brentwood Acquisition, Inc.	Tennessee	20-0773985
Brynn Marr Hospital, Inc.	North Carolina	56-1317433
Calvary Center, Inc.	Delaware	20-0380961
Canyon Ridge Hospital, Inc.	California	20-2935031
CAT Realty, LLC	Delaware	45-2538395
CAT Seattle, LLC	Delaware	45-2538281
CCS/Lansing, Inc.	Michigan	62-1681824
Cedar Springs Hospital, Inc.	Delaware	74-3081810
Children’s Comprehensive Services, Inc.	Tennessee	62-1240866
Columbus Hospital Partners, LLC	Tennessee	62-1664739
Coral Shores Behavioral Health, LLC	Delaware	46-3794548
Cumberland Hospital Partners, LLC	Delaware	26-1871761
Cumberland Hospital, LLC	Delaware	02-0567575
Del Amo Hospital, Inc.	California	23-2646424
DHP 2131 K St, LLC	Delaware	45-2919095
Diamond Grove Center, LLC	Delaware	20-4537541

Exact Name of Registrant as Specified In Its Charter*	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
District Hospital Partners, L.P.	District of Columbia	23-2896725
DVH Hospital Alliance LLC	Delaware	81-2660258
Emerald Coast Behavioral Hospital, LLC	Delaware	27-0720873
Fannin Management Services, LLC	Texas	32-0456095
First Hospital Corporation of Virginia Beach	Virginia	54-1414205
Forest View Psychiatric Hospital, Inc.	Michigan	23-2285657
Fort Duncan Medical Center, L.P.	Delaware	23-3044530
Fort Lauderdale Hospital, Inc.	Florida	20-1021229
FRN, INC.	Delaware	32-0229751
Frontline Behavioral Health, Inc.	Delaware	72-1539453
Frontline Hospital, LLC	Delaware	72-1539530
Frontline Residential Treatment Center, LLC	Delaware	72-1539254
Garfield Park Hospital, LLC	Illinois	46-0775763
Great Plains Hospital, Inc.	Missouri	43-1328523
Gulf Coast Treatment Center, Inc.	Florida	56-1341134
Gulph Mills Associates, LLC	Pennsylvania	45-5358222
H.C. Corporation	Alabama	63-0870528
H.C. Partnership	Alabama	63-0862148
Harbor Point Behavioral Health Center, Inc.	Virginia	54-1465094
Havenwyck Hospital Inc.	Michigan	38-2409580
HHC Augusta, Inc.	Georgia	20-3854156
HHC Delaware, Inc.	Delaware	20-3854210
HHC Indiana, Inc.	Indiana	20-0768028
HHC Ohio, Inc.	Ohio	20-1870446
HHC Pennsylvania, LLC	Delaware	20-5353753
HHC Poplar Springs, LLC	Virginia	20-0959684
HHC River Park, Inc.	West Virginia	20-2652863
HHC South Carolina, Inc.	South Carolina	20-3854241
HHC St. Simons, Inc.	Georgia	20-3854107
Hickory Trail Hospital, L.P.	Delaware	20-4976326
Holly Hill Hospital, LLC	Tennessee	62-1692189
Horizon Health Austin, Inc.	Texas	20-8706107
Horizon Health Corporation	Delaware	75-2293354
Horizon Health Hospital Services, LLC	Delaware	20-3798133
Horizon Mental Health Management, LLC	Texas	36-3709746
HSA Hill Crest Corporation	Alabama	95-3900761
Hughes Center, LLC	Virginia	20-8711062
Independence Physician Management, LLC	Delaware	45-5296314
KEYS Group Holdings LLC	Delaware	62-1863023
Keystone Continuum, LLC	Tennessee	48-1274107
Keystone Education and Youth Services, LLC	Tennessee	62-1842126
Keystone Marion, LLC	Virginia	74-3108285
Keystone Memphis, LLC	Tennessee	62-1837606
Keystone Newport News, LLC	Virginia	32-0066225
Keystone NPS LLC	California	68-0520286
Keystone Richland Center LLC	Ohio	48-1274207
Keystone WSNC, L.L.C.	North Carolina	20-1943356
Keystone/CCS Partners LLC	Delaware	73-1657607
Kids Behavioral Health of Utah, Inc.	Utah	62-1681825
Kingwood Pines Hospital, LLC	Texas	73-1726285
KMI Acquisition, LLC	Delaware	20-5048153

Exact Name of Registrant as Specified In Its Charter*	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
La Amistad Residential Treatment Center, LLC	Florida	58-1791069
Lancaster Hospital Corporation	California	95-3565954
Laurel Oaks Behavioral Health Center, Inc.	Delaware	52-2090040
Lebanon Hospital Partners, LLC	Tennessee	62-1664738
Liberty Point Behavioral Healthcare, LLC	Delaware	20-1989730
Manatee Memorial Hospital, L.P.	Delaware	23-2798290
Mayhill Behavioral Health, LLC	Texas	27-4126263
McAllen Hospitals, L.P.	Delaware	23-3069260
McAllen Medical Center, Inc.	Delaware	23-3069210
Meridell Achievement Center, Inc.	Texas	74-1655289
Merion Building Management, Inc.	Delaware	23-2309517
Michigan Psychiatric Services, Inc.	Michigan	38-2423002
Millwood Hospital, L.P.	Texas	20-1021264
Milwaukee Behavioral Health, LLC	Wisconsin	83-1464210
Neuro Institute of Austin, L.P.	Texas	56-2274069
North Spring Behavioral Healthcare, Inc.	Tennessee	20-1215130
Northern Indiana Partners, LLC	Tennessee	62-1664737
Northwest Texas Healthcare System, Inc.	Texas	23-2238976
Oak Plains Academy of Tennessee, Inc.	Tennessee	62-1725123
Ocala Behavioral Health, LLC	Delaware	32-0235544
Palm Point Behavioral Health, LLC	Florida	47-1584533
Palmetto Behavioral Health Holdings, LLC	Delaware	22-3600673
Palmetto Behavioral Health System, L.L.C.	South Carolina	57-1101379
Palmetto Lowcountry Behavioral Health, L.L.C.	South Carolina	57-1101380
Park Healthcare Company	Tennessee	62-1166882
Pasteur Healthcare Properties, LLC	Delaware	86-1734170
Pendleton Methodist Hospital, L.L.C.	Delaware	75-3128254
Pennsylvania Clinical Schools, Inc.	Pennsylvania	62-1735966
Premier Behavioral Solutions of Florida, Inc.	Delaware	65-0816927
Premier Behavioral Solutions, Inc.	Delaware	63-0857352
PSJ Acquisition, LLC	North Dakota	26-4314533
Psychiatric Realty, LLC	Delaware	20-8364925
Psychiatric Solutions Hospitals, LLC	Delaware	62-1658476
Psychiatric Solutions of Virginia, Inc.	Tennessee	62-1732340
Psychiatric Solutions, Inc.	Delaware	23-2491707
Ramsay Managed Care, LLC	Delaware	72-1249464
Ramsay Youth Services of Georgia, Inc.	Delaware	35-2174803
Ridge Outpatient Counseling, L.L.C.	Kentucky	25-1872645
River Oaks, Inc.	Louisiana	72-0687735
Riveredge Hospital Holdings, Inc.	Delaware	22-3682759
Riverside Medical Clinic Patient Services, L.L.C.	California	33-0848805
Rolling Hills Hospital, LLC	Tennessee	20-5566098
RR Recovery, LLC	Delaware	26-0269878
Salt Lake Behavioral Health, LLC	Delaware	27-1365684
Salt Lake Psychiatric Realty, LLC	Delaware	26-2885163
Samson Properties, LLC	Florida	59-3653863
Schick Shadel of Florida, LLC	Florida	38-3925621
Shadow Mountain Behavioral Health System, LLC	Delaware	43-2001465
SHC-KPH, LP	Texas	73-1726290
Southeastern Hospital Corporation	Tennessee	62-1606554
SP Behavioral, LLC	Florida	20-5202539

Exact Name of Registrant as Specified In Its Charter*	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
Sparks Family Hospital, Inc.	Nevada	88-0159958
Springfield Hospital, Inc.	Delaware	26-0388272
Stonington Behavioral Health, Inc.	Delaware	20-0687971
Summit Oaks Hospital, Inc.	New Jersey	20-1021210
Sunstone Behavioral Health, LLC	Tennessee	80-0051894
TBD Acquisition II, LLC	Delaware	82-2306092
TBD Acquisition, LLC	Delaware	20-5048087
TBJ Behavioral Center, LLC	Delaware	20-4865566
Temecula Valley Hospital, Inc.	California	46-1246570
Temple Behavioral Healthcare Hospital, Inc.	Texas	83-2014977
Tennessee Clinical Schools, LLC	Tennessee	62-1715237
Texas Cypress Creek Hospital, L.P.	Texas	62-1864266
Texas Hospital Holdings, Inc.	Delaware	62-1871091
Texas Laurel Ridge Hospital, L.P.	Texas	43-2002326
Texas Oaks Psychiatric Hospital, L.P.	Texas	84-1618661
Texas San Marcos Treatment Center, L.P.	Texas	43-2002231
Texas West Oaks Hospital, L.P.	Texas	62-1864265
The Arbour, Inc.	Massachusetts	23-2238962
The Bridgeway, LLC	Arkansas	23-2238973
The National Deaf Academy, LLC	Florida	59-3653865
Three Rivers Behavioral Health, LLC	South Carolina	57-1106645
Three Rivers Healthcare Group, LLC	South Carolina	20-3842446
Toledo Holding Co., LLC	Delaware	27-0607591
Turning Point Care Center, LLC	Georgia	58-1534607
Two Rivers Psychiatric Hospital, Inc.	Delaware	23-2279129
UBH of Oregon, LLC	Delaware	26-2343447
UBH of Phoenix Realty, LLC	Delaware	27-0355691
UBH of Phoenix, LLC	Delaware	27-0355566
UHP LP	Delaware	20-3078922
UHS Capitol Acquisition, LLC	Delaware	88-2396608
UHS Children Services, Inc.	Delaware	20-3577381
UHS East End Corporation	District of Columbia	85-1036319
UHS East End Sub, LLC	District of Columbia	85-1041504
UHS Funding, LLC	Delaware	84-2891450
UHS Holding Company, Inc.	Nevada	23-2367472
UHS Kentucky Holdings, L.L.C.	Delaware	20-5396036
UHS Midwest Behavioral Health, LLC	Delaware	83-2409085
UHS of Anchor, L.P.	Delaware	23-3044975
UHS of Benton, LLC	Delaware	20-0930981
UHS of Bowling Green, LLC	Delaware	20-0931121
UHS of Centennial Peaks, L.L.C.	Delaware	26-3973154
UHS of Cornerstone Holdings, Inc.	Delaware	20-3184635
UHS of Cornerstone, Inc.	Delaware	20-3184613
UHS of D.C., Inc.	Delaware	23-2896723
UHS of Delaware, Inc.	Delaware	23-2369986
UHS of Denver, Inc.	Delaware	20-5227927
UHS of Dover, L.L.C.	Delaware	20-5093162
UHS of Doylestown, L.L.C.	Delaware	20-8179692
UHS of Fairmount, Inc.	Delaware	23-3044432
UHS of Fuller, Inc.	Massachusetts	23-2801395
UHS of Georgia Holdings, Inc.	Delaware	23-3044428
UHS of Georgia, Inc.	Delaware	23-3044429
UHS of Greenville, LLC	Delaware	23-3044427

Exact Name of Registrant as Specified In Its Charter*	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
UHS of Hampton, Inc.	New Jersey	23-2985430
UHS of Hartgrove, Inc.	Illinois	23-2983574
UHS of Kansas City, LLC	Delaware	92-1710193
UHS of Lakeside, LLC	Delaware	23-3044425
UHS of Lancaster, LLC	Pennsylvania	81-3333435
UHS of Laurel Heights, L.P.	Delaware	23-3045288
UHS of Madera, Inc.	Delaware	84-3480733
UHS of New Orleans, LLC	Louisiana	72-0802368
UHS of Oklahoma, LLC	Oklahoma	23-3041933
UHS of Parkwood, Inc.	Delaware	23-3044435
UHS of Peachford, L.P.	Delaware	23-3044978
UHS of Pennsylvania, Inc.	Pennsylvania	23-2842434
UHS of Phoenix, LLC	Delaware	46-4207180
UHS of Provo Canyon, Inc.	Delaware	23-3044423
UHS of Puerto Rico, Inc.	Delaware	23-2937744
UHS of Ridge, LLC	Delaware	23-3044431
UHS of River Parishes, Inc.	Louisiana	23-2238966
UHS of Rockford, LLC	Delaware	23-3044421
UHS of Salt Lake City, L.L.C.	Delaware	26-0464201
UHS of Savannah, L.L.C.	Delaware	20-0931196
UHS of Spring Mountain, Inc.	Delaware	20-0930346
UHS of Springwoods, L.L.C.	Delaware	20-5395878
UHS of Summitridge, L.L.C.	Delaware	26-2203865
UHS of Texoma, Inc.	Delaware	20-5908627
UHS of Timberlawn, Inc.	Texas	23-2853139
UHS of Timpanogos, Inc.	Delaware	20-3687800
UHS of Tucson, LLC	Delaware	46-3600310
UHS of Westwood Pembroke, Inc.	Massachusetts	23-3061361
UHS of Wyoming, Inc.	Delaware	20-3367209
UHS Oklahoma City LLC	Oklahoma	20-2901605
UHS Sahara, Inc.	Delaware	20-3955217
UHS Sub III, LLC	Delaware	47-4762288
UHS-Corona, Inc.	Delaware	52-1247839
UHSD, L.L.C.	Nevada	26-1544392
UHSL, L.L.C.	Nevada	26-1544573
United Healthcare of Hardin, Inc.	Tennessee	62-1244469
Universal Health Services of Palmdale, Inc.	Delaware	23-3101502
Universal Health Services of Rancho Springs, Inc.	California	23-3059262
University Behavioral Health of El Paso, LLC	Delaware	20-8364461
University Behavioral, LLC	Florida	20-5202458
Valle Vista Hospital Partners, LLC	Tennessee	62-1658516
Valle Vista, LLC	Delaware	62-1740366
Valley Health System LLC	Delaware	23-2937646
Valley Hospital Medical Center, Inc.	Nevada	23-2117855
Wekiva Springs Center, LLC	Delaware	20-4865588
Wellington Regional Medical Center, LLC	Florida	23-2306491
Wellstone Regional Hospital Acquisition, LLC	Indiana	20-3062075
Willow Springs, LLC	Delaware	62-1814471
Windmoor Healthcare Inc.	Florida	23-2922437
Windmoor Healthcare of Pinellas Park, Inc.	Delaware	59-3480410
WisconsinAvenuePsychiatric Center, Inc.	Delaware	52-1907007
Zeus Endeavors, LLC	Florida	59-3653864

*	The address for each additional registrant is Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania 19406.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the registration statement on Form S-3 (Registration No. 333-282135) initially filed by Universal Health Services, Inc. (“UHS”) on September 16, 2024 with the Securities and Exchange Commission (the “Registration Statement”) is filed to (i) add each of UHS East End Corporation, UHS East End Sub, LLC and UHS of Kansas City, LLC (each, a “New Guarantor”) as a subsidiary guarantor of debt securities of UHS and a co-registrant under the Registration Statement, (ii) register the New Guarantors’ guarantees of the debt securities covered by the Registration Statement, (iii) reflect the conversion of Cumberland Hospital, LLC from a Virginia limited liability company to a Delaware limited liability company, (iv) update the Table of Additional Registrants and (v) include additional exhibits to the Registration Statement under Item 16 of Part II thereof.

No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The following is a statement of the expenses (all of which are estimated), other than selling or underwriting discounts and commissions, to be incurred by the Registrant in connection with a distribution of securities registered under this registration statement:

Amount to be paid
SEC registration fee	$	*
Legal fees and expenses		**
Accounting fees and expenses		**
Printing fees		**
Rating agency fees		**
Trustee’s fees and expenses		**
Miscellaneous		**

Total	$	*

*

The Registrant is registering an indeterminate amount of securities under this Registration Statement and in accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of all of the registration fee.

**

These fees are calculated based on the number of issuances and amount of securities offered and accordingly cannot be estimated at this time. The foregoing sets forth the general categories of expenses (other than underwriting discounts and commissions) that the Company anticipates it will incur in connection with the offering of securities under this registration statement. The applicable prospectus supplement will set forth the estimated aggregate amount of expenses payable in respect of any offering of securities.

Item 15.	Indemnification of Directors and Officers.

Alabama Registrants

H.C. Corporation and HSA Hill Crest Corporation are incorporated under the laws of Alabama

Division E of Article 8 of the Alabama Business Corporation Act authorizes a court to award, or a corporation to grant, indemnity to an officer or director of the corporation under certain circumstances and subject to certain limitations.

Section 10A-2A-8.42(d) of the Alabama Business Corporation Act provides that an officer of a corporation shall not be liable for any action taken as an officer or any failure to take any action if such officer performed the duties of his or her office (i) in good faith, (ii) with the care that a person in a like position would reasonably exercise under similar circumstances and (iii) in a manner the officer reasonably believes to be in the best interests of the corporation.

The articles of incorporation of H.C. Corporation and HSA Hill Crest Corporation do not provide for indemnification of directors and officers. The bylaws of H.C. Corporation and HSA Hill Crest Corporation each permit the corporation to indemnify its directors, officers, employees and agents to the fullest extent permitted by the laws of the State of Alabama.

H.C. Partnership is registered under the laws of Alabama

Section 10A-8A-1.05(b) of the Alabama Partnership Law provides that a partnership may indemnify and hold harmless a partner or other person, pay in advance or reimburse expenses incurred by a partner or other person, and purchase and maintain insurance on behalf of a partner or other person.

Section 10A-8A-4.01(c) further provides that a partnership shall reimburse a partner for payments made and indemnify a partner for liabilities incurred by the partner in the ordinary course of the business or not for profit activity of the partnership or for the preservation of its business or not for profit activity or property.

The partnership agreement of H.C. Partnership does not provide for the indemnification of partners.

Arizona Registrant

AZ Holding 4, LLC is registered under the laws of Arizona

Section 29-3408(B) of the Arizona Limited Liability Company Act empowers an Arizona limited liability company to indemnify and hold harmless any person from and against any and all claims against the person and any debt, obligation or other liability incurred by the person by reason of the person’s former or present capacity as a member or manager if the claim, demand, debt, obligation or other liability does not arise from the person’s breach of the operating agreement or Section 29-3405 (relating to limitations on distributions), 29-3407 (relating to management of a limited liability company) or 29-3409 (relating to standards of conduct for members and managers) of the Arizona Limited Liability Company Act, in each case as modified by the operating agreement.

The operating agreement of AZ Holding 4, LLC provides that to the extent permitted by law, the company will indemnify its member, manager, employee and other agent against any claims or threatened claims made or brought against them as a result of such person’s role with the company.

Arkansas Registrant

The Bridgeway, LLC is registered under the laws of Arkansas

Section 4-38-408(b) of the Arkansas Uniform Limited Liability Company Act empowers an Arkansas limited liability company to indemnify and hold harmless a person with respect to any claim or demand against the person and any debt, obligation, or other liability incurred by the person by reason of the person’s former or present capacity as a member or manager, if the claim, demand, debt, obligation, or other liability does not arise from the person’s breach of 4-38-405 (relating to limitations on distributions), 4-38-407 (relating to management of a limited liability company), or 4-38-409 (relating to standards of conduct for members and managers) of the Arkansas Uniform Limited Liability Company Act.

The operating agreement of The Bridgeway, LLC provides that to the extent permitted by law, the company will indemnify its member and each agent, partner, officer, employee, counsel and affiliate of the member or of any of its affiliates for any claim or loss incurred by them as a result of such person’s role with the company.

California Registrants

(a) Canyon Ridge Hospital, Inc., Del Amo Hospital, Inc., Lancaster Hospital Corporation, Temecula Valley Hospital, Inc. and Universal Health Services of Rancho Springs, Inc. are incorporated under the laws of California.

Section 317 of the California General Corporation Law sets forth the provisions pertaining to the indemnification of corporate “agents.” For purposes of this law, an agent includes any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of the predecessor corporation.

Indemnification for expenses, including amounts paid on settling or otherwise disposing of a threatened or pending action or defending against the same, can be made in certain circumstances by a determination that indemnification is proper because the agent has met the applicable standard of conduct, by any of the following:

•	a majority vote of a quorum of the corporation’s Board of Directors consisting of directors who are not party to the proceedings;

•	if such quorum is not obtainable, by independent legal counsel in a written opinion;

•	approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

•	such court in which the proceeding is or was pending upon application by designated parties.

The law allows a corporation to make advances of expenses for certain actions upon the receipt of an undertaking that the agent will reimburse the corporation if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized. The indemnification provided by Section 317 for acts, omissions, or transactions while serving as a director or officer of the corporation, but not involving breach of duty to the corporation and its shareholders, shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw to the extent authorized by the corporation’s articles of incorporation.

The articles of incorporation of Universal Health Services of Rancho Springs, Inc. provide that the liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law. The articles of incorporation of Canyon Ridge Hospital, Inc., Del Amo Hospital, Inc., Temecula Valley Hospital, Inc. and Lancaster Hospital Corporation do not provide for indemnification of directors and officers.

The bylaws of Universal Health Services of Rancho Springs, Inc. do provide for indemnification of directors and officers. The bylaws of Canyon Ridge Hospital, Inc. and Del Amo Hospital, Inc. provide that to the full extent permitted by the laws of the State of California, the corporation shall indemnify a director, officer, employee or agent of the corporation against any claims or threatened claims. The bylaws of Temecula Valley Hospital, Inc. provide that to the full extent permitted by the law, the corporation shall indemnify a director, officer, employee or agent of the corporation. The bylaws of Lancaster Hospital Corporation provide that the corporation shall indemnify a director or officer against all judgments, penalties, fines, amounts paid in settlement and expenses actually incurred, provided that such person conducted himself in good faith, his conduct was in the corporation’s best interests and in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful.

(b) Keystone NPS LLC and Riverside Medical Clinic Patient Services, L.L.C. are registered under the laws of California.

Under Section 17704.08 of the California Revised Uniform Limited Liability Company Act, except for a breach of duty, a limited liability company may provide for indemnification of any manager, member, officer, employee or agent of the limited liability company, against liabilities incurred as a result of acting in that capacity. A limited liability company shall have the power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by the person even if the operating agreement has prohibited by law from eliminating or limiting the liabilities.

The articles of organization and operating agreement of Riverside Medical Clinic Patient Services, L.L.C. do not provide for indemnification of members and managers. The operating agreement of Keystone NPS LLC provides that the companies shall indemnify its members and managers to the fullest extent permitted by law.

Delaware Registrants

(a) Ascend Health Corporation, BHC Holdings, Inc., Brentwood Acquisition-Shreveport, Inc., Calvary Center, Inc., Cedar Springs Hospital, Inc., FRN, INC., Frontline Behavioral Health, Inc., HHC Delaware, Inc., Horizon Health Corporation, Laurel Oaks Behavioral Health Center, Inc., McAllen Medical Center, Inc., Merion Building Management, Inc., Premier Behavioral Solutions of Florida, Inc., Premier Behavioral Solutions, Inc., Psychiatric Solutions, Inc., Ramsay Youth Services of Georgia, Inc., Riveredge Hospital Holdings, Inc., Springfield Hospital Inc., Stonington Behavioral Health, Inc., Texas Hospital Holdings, Inc., Two Rivers Psychiatric Hospital, Inc., UHS Children’s Services, Inc., UHS of Cornerstone Holdings, Inc., UHS of Cornerstone, Inc., UHS of D.C., Inc., UHS of Delaware, Inc., UHS of Denver, Inc., UHS of Fairmount, Inc., UHS of Georgia Holdings, Inc., UHS of Georgia, Inc., UHS of Madera, Inc., UHS of Parkwood, Inc., UHS of Provo Canyon, Inc., UHS of Puerto Rico, Inc., UHS of Spring Mountain, Inc., UHS of Texoma, Inc., UHS of Timpanogos, Inc., UHS of Wyoming, Inc., UHS Sahara, Inc., UHS-Corona, Inc., Universal Health Services of Palmdale, Inc., Universal Health Services, Inc., Windmoor Healthcare of Pinellas Park, Inc. and Wisconsin Avenue Psychiatric Center, Inc. are incorporated under the laws of Delaware.

Section 145(a) of the General Corporation Law of the State of Delaware (the “DGCL”) grants each corporation organized thereunder the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

Section 145(b) of the DGCL grants each corporation organized thereunder the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made pursuant to Section 145(b) of the DGCL unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court may deem proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 145(a) and (b) of the DGCL, as described in the preceding paragraphs, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the DGCL.

Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the directors’ fiduciary duty of care, except (i) for any breach of the directors’ duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for director liability in the event of unlawful payment of dividends or unlawful stock purchases or redemptions); (iv) for any transaction from which a director derived an improper personal benefit; or (v) an officer in any action by or in the right of the corporation.

The certificate of incorporation of each of the above-referenced Delaware corporation registrants provides for indemnification of officers and directors to the fullest extent permitted by Delaware law, except that the certificates of incorporation of Merion Building Management, Inc., Two Rivers Psychiatric Hospital, Inc., UHS of D.C., Inc., UHS of Madera, Inc., UHS of Puerto Rico and UHS-Corona, Inc. do not provide for indemnification of directors and officers.

The bylaws of each of the above-referenced Delaware corporation registrants provide that, to the full extent permitted by the laws of the State of Delaware, the corporation shall indemnify any person made or threatened to be made a party to any threatened, pending, or completed action, suit or proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the corporation.

(b) Atlantic Shores Hospital, LLC, Behavioral Health Management, LLC, Behavioral Health Realty, LLC, Behavioral Healthcare LLC, BHC Mesilla Valley Hospital, LLC, BHC Northwest Psychiatric Hospital, LLC, CAT Realty, LLC, CAT Seattle, LLC, Coral Shores Behavioral Health, LLC, Cumberland Hospital Partners, LLC, DHP 2131 K St, LLC, Diamond Grove Center, LLC, DVH Hospital Alliance LLC, Emerald Coast Behavioral Hospital, LLC, Frontline Hospital, LLC, Frontline Residential Treatment Center, LLC, HHC Pennsylvania, LLC, Horizon Health Hospital Services, LLC, Independence Physician Management, LLC, Keystone/CCS Partners LLC, KMI Acquisition, LLC, Lebanon Hospital Partners, LLC, Liberty Point Behavioral Healthcare, LLC, Ocala Behavioral Health, LLC, Palmetto Behavioral Health Holdings, LLC, Pasteur Healthcare Properties, LLC, Pendleton Methodist Hospital, L.L.C., Psychiatric Realty, LLC, Psychiatric Solutions Hospitals, LLC, Ramsay Managed Care, LLC, RR Recovery LLC, Shadow Mountain Behavioral Health System, LLC, TBD Acquisition II, LLC, TBD Acquisition, LLC, TBJ Behavioral Center, LLC, Toledo Holding Co., LLC, UBH of Oregon, LLC, UBH of Phoenix Realty, LLC, UBH of Phoenix, LLC, UHS Funding, LLC, UHS Kentucky Holdings, L.L.C., UHS Midwest Behavioral Health, LLC, UHS of Benton, LLC, UHS of Bowling Green, LLC, UHS of Centennial Peaks, L.L.C., UHS of Dover, L.L.C., UHS of Doylestown, L.L.C., UHS of Greenville, LLC, UHS of Lakeside, LLC, UHS of Phoenix, LLC, UHS of Ridge, LLC, UHS of Rockford, LLC, UHS of Salt Lake City, L.L.C., UHS of Savannah, L.L.C., UHS of Springwoods, L.L.C., UHS of Summitridge, L.L.C., UHS of Tucson, LLC, UHS Sub III, LLC, University Behavioral Health of El Paso, LLC, Valle Vista, LLC, UHS Capitol Acquisition, LLC, Valley Health System LLC, Wekiva Springs Center, LLC, Cumberland Hospital, LLC and UHS of Kansas City, LLC are registered under the laws of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, subject to any restrictions set forth its limited liability company agreement.

The operating agreement of UHS of Kansas City, LLC provides that except as prohibited by the laws of the State of Delaware, the company shall indemnify the member and any person who is or was an employee or other agent of the company, or the legal representative of the member and any such employee or agent, from and against any and all claims, demands and expenses (including, without limitation, attorneys’ fees, judgments, fines, penalties, excise taxes and amounts paid in settlement) incurred by such indemnitee by reason of the fact that such person or entity was the member, or an employee or agent, of the company or was at the request of the company also serving as a manager director, employee, officer, or agent of another entity (including, without limitation, any employee benefit plan).

The operating agreements of each other Delaware limited liability company registrant provide that to the fullest extent permitted by law, the company will indemnify its member and manager, and each agent, partner, officer, employee, counsel and affiliate of the member or of any of its affiliates, unless as a result of such person’s self-dealing, willful misconduct or reckless misconduct or arising out of a material breach of any agreement between such person and the company or any affiliate of its affiliates.

(c) Beach 77 LP, Fort Duncan Medical Center, L.P., Hickory Trail Hospital, L.P., Manatee Memorial Hospital, L.P., McAllen Hospitals, L.P., UHP LP, UHS of Anchor, L.P., UHS of Laurel Heights, L.P. and UHS of Peachford, L.P. are registered under the laws of Delaware.

Section 15-110 of the Delaware Revised Uniform Limited Partnership Act permits a limited partnership to indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever, subject to any restrictions in the limited partnership agreement.

The limited partnership agreement of each of the above-referenced Delaware limited partnership registrants provides that such partnership shall indemnify its general partner for any act performed within the general partners’ authority, only if the general partner acted in good faith and in the best interest of the limited partnership and the partners, and provided that the claims giving rise to indemnification were not the result of willful misconduct or gross negligence on the part of such general partner.

District of Columbia Registrants

(a) District Hospital Partners, L.P. is organized under the laws of the District of Columbia.

Section 29–704.06(c) of the Uniform Limited Partnership Act of 2010 provides that a limited partnership shall reimburse a general partner for payments made and indemnify a general partner for liabilities incurred by the general partner in the ordinary course of the activities of the partnership or for the preservation of its activities or property.

Section 29–704.09(b) further provides that a limited partnership shall indemnify and hold harmless a person with respect to any claim or demand against the person and any debt, obligation, or other liability incurred by the person by reason of the person’s former or present capacity as a general partner, if the claim, demand, debt, obligation, or other liability does not arise from the person’s breach of Section 29-704.06 (relating to the management rights of a general partner), Section 29-704.08 (relating to the general standards of a general partner’s conduct), or Section 29-705.09 (relating to liability for improper distributions).

Section 29–704.09(c) provides that, in the ordinary course of its activities and affairs, a limited partnership may advance reasonable expenses, including attorney’s fees and costs, incurred by a person in connection with a claim or demand against the person by reason of the person’s former or present capacity as a general partner, if the person promises to repay the partnership if the person ultimately is determined not to be entitled to be indemnified under Section 29–704.09(b).

Under Section 29–704.09(d), a limited partnership may purchase and maintain insurance on behalf of a general partner against liability asserted against or incurred by the general partner in that capacity or arising from that status even if, under the provisions of the Uniform Limited Partnership Act, the partnership agreement could not eliminate or limit the person’s liability to the partnership for the conduct giving rise to the liability.

The limited partnership agreement of the District of Columbia Registrant provides that the partnership shall indemnify its general partner, direct and indirect owners, managers, members, shareholders, partners, directors, officers, employees, advisors, assigns, agents and Affiliates against any claims that such individuals are directly or indirectly subject to in connection with their role with the limited partnership, except to the extent that (a) such person was grossly negligent, engaged in willful malfeasance, committed fraud or violated material a material provision of applicable securities laws; or (b) the claims arise solely between such persons.

(b) UHS East End Corporation is incorporated under the laws of the District of Columbia.

Section 29-306.51 of the Business Corporation Act of 2010 (the “DCBCA”) provides that a District of Columbia corporation may indemnify an individual who is a party to a proceeding because the individual is a director of the corporation against liability incurred in the proceeding if the director conducted himself or herself in good faith and reasonably believed, in the case of conduct in an official capacity, that his or her conduct was in the best interests of the corporation, and in all other cases, that his or her conduct was at least not opposed to the best interests of the corporation (or, in the case of conduct with respect to an employee benefit plan, for a purpose the director reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan), and, in the case of any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. Unless ordered by a court of competent jurisdiction, a corporation may not indemnify a director (i) in connection with a proceeding by or in the right of the corporation, except for expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct, or (ii) with respect to conduct for which the director was adjudged liable on the basis of receiving a financial benefit to which he or she was not entitled.

Under Section 29-306.52 of the DCBCA, a corporation must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because he or she was a director of the corporation, against expenses incurred by the director in connection with the proceeding.

Under Section 29-306.53 of the DCBCA, a corporation may, before final disposition of a proceeding, advance funds to pay for or reimburse expenses incurred in connection with such a proceeding so long as the director provides the corporation with a signed affirmation of the director’s good faith belief that the relevant standard of conduct has been met by the director or that the proceeding involves conduct for which liability has been eliminated under a provision of the articles of incorporation and an undertaking of the director to repay any funds advanced if the director is not entitled to mandatory indemnification under Section 29-306.52 of the DCBCA and it is ultimately determined that the director has not met the relevant standard of conduct for indemnification.

Section 29-306.56 of the DCBCA provides that a corporation may also indemnify and advance expenses to an individual who is a party to a proceeding because he or she is an officer of the corporation (i) to the same extent as a director, and, (ii) if he or she is an officer but not a director (and, where the officer is also a director if the basis on which the person is a party to the proceeding is an act or omission solely as an officer), to such further extent as may be provided by the articles of incorporation, the bylaws, a resolution of the board of directors, or contract except for liability (A) in connection with a proceeding by or in the right of the corporation (other than for expenses incurred in connection with the proceeding) or (B) arising out of conduct that constitutes a receipt by the officer of a financial benefit to which the officer is not entitled, an intentional infliction of harm on the corporation or the shareholders or an intentional violation of criminal law. The mandatory indemnification requirement under Section 29-306.52 of the DCBCA discussed above also applies to an officer of the corporation who is not also a director, to the same extent as if the officer was a director.

The bylaws of UHS East End Corporation provide that, to the full extent permitted by the laws of the District of Columbia, the corporation shall (i) indemnify any person (and his heirs and legal representations) made or threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is or was a director, officer, employee or agent of the corporation or serves or served with another corporation, partnership, joint venture or other enterprise at the request of the corporation and (ii) provide to any such person (and his heirs and legal representatives) advances for expenses incurred in defending any such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such-person (and his heirs and legal representatives, if applicable) to repay such advances unless it shall be ultimately determined that he/she is entitled to indemnification by the corporation.

(c) UHS East End Sub, LLC is registered under the laws of the District of Columbia.

Section 29-804.08 of the Uniform Liability Company Act the District of Columbia (the “D.C. LLCA”), provides that a limited liability company shall indemnify a member or manager for any debt, obligation, or liability incurred in the course of that person’s activities on behalf of the limited liability company; provided that the member or manager complied with the limitations on distribution and the standards of conduct for members and managers sections of the D.C. LLCA.

Section 29-804.08 of the D.C. LLCA further provides that a limited liability company may advance reasonable expenses, including attorney’s fees and costs, incurred by a person in connection with a claim or demand against the person by reason of the person’s former or present capacity as a member or manager, if the person promises to repay the company if the person ultimately is determined not to be entitled to be indemnified under the D.C. LLCA.

The operating agreement of UHS East End Sub, LLC provides that except as prohibited by the laws of the District of Columbia, the company shall indemnify the member and any person who is or was an employee or other agent of the company, or the legal representative of the member and any such employee or agent, from and against any and all claims, demands and expenses (including, without limitation, attorneys’ fees, judgments, fines, penalties, excise taxes and amounts paid in settlement) incurred by such indemnitee by reason of the fact that such person or entity was the member, or an employee or agent, of the company or was at the request of the company also serving as a manager, director, employee, officer, or agent of another entity (including, without limitation, any employee benefit plan).

Florida Registrants

(a) Fort Lauderdale Hospital, Inc., Gulf Coast Treatment Center, Inc. and Windmoor Healthcare Inc. are incorporated under the laws of Florida.

Section 607.0831 of the Florida Business Corporation Act provides, among other things, that a director is not personally liable for monetary damages to a company or any other person for any statement, vote, decision, or failure to act, by the director, regarding corporate management or policy, unless the director breached or failed to perform his or her duties as a director and such breach or failure constitutes (a) a violation of criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (b) a transaction from which the director derived an improper personal benefit; (c) a circumstance under which the liability provisions of Section 607.0834 of the Florida Business Corporation Act (relating to the liability of the directors for unlawful distributions) are applicable; (d) willful misconduct or a conscious disregard for the best interest of the company in the case of a proceeding by or in the right of the company to procure a judgment in its favor or by or in the right of a stockholders; or (e) recklessness or an act or omission in bad faith or with malicious purpose or with wanton and willful disregard of human rights, safety or property, in a proceeding by or in the right of someone other than such company or a stockholder.

Section 607.0851 of the Florida Business Corporation Act authorizes, among other things, a company to indemnify any person who was or is a party to any proceeding (other than an action by or in the right of the company) by reason of the fact that he is or was a director, officer, employee or agent of the company against liability incurred in connection with such proceedings, if he or she acted in good faith and in a manner reasonably believed to be in the best interests of the company and, with respect to criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful.

Section 607.0852 of the Florida Business Corporation Act requires that a director or officer be indemnified for actual and reasonable expenses (including attorneys’ fees) to the extent that he or she has been successful on the merits or otherwise in the defense of any proceeding. Section 607.0853 of the Florida Business Corporation Act also allows expenses of defending a proceeding to be advanced by a company before the final disposition of the proceedings, provided that the officer or director undertakes to repay such advance if it is ultimately determined that indemnification is not permitted.

The Florida Business Corporation Act states that the indemnification pursuant to Sections 607.0851 and 607.0852 and advancement of expenses provided pursuant to Section 607.0853 are not exclusive and that indemnification may be provided by a company pursuant to other means, including agreements or bylaw provisions.

The articles of incorporation of Windmoor Healthcare Inc. and Gulf Coast Treatment Center, Inc. do provide for indemnification of directors and officers. The articles of incorporation of Fort Lauderdale Hospital, Inc. permit the corporation to indemnify its directors and officers. The bylaws of each of the Florida corporation registrants provide that, to the full extent permitted by the laws of the State of Florida, the corporation shall indemnify any person made or threatened to be made a party to any threatened, pending, or completed action, suit or proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the corporation.

(b) La Amistad Residential Treatment Center, LLC, Palm Point Behavioral Health, LLC, Samson Properties, LLC, Schick Shadel of Florida, LLC, SP Behavioral, LLC, The National Deaf Academy, LLC, University Behavioral, LLC, Wellington Regional Medical Center, LLC and Zeus Endeavors, LLC are organized under the laws of Florida.

Section 605.04093 of the Florida Revised Limited Liability Company Act provides, among other things, that a manager in a manager-managed limited liability company or a member in a member-managed limited liability company is not personally liable for monetary damages to a company, its members or any other person for any statement, vote, decision, or failure to act, by the manager or member, regarding company management or policy decisions, unless the manager or member breached or failed to perform his, her or its duties as a manager in a manager-managed limited liability company or a member in a member-managed limited liability company and such breach or failure constitutes (a) a violation of criminal law, unless the manager or member had reasonable cause to believe his, her or its conduct was lawful or had no reasonable cause to believe his, her or its conduct was unlawful; (b) a transaction from which the manager or member derived an improper personal benefit; (c) a distribution in violation of the provisions of Section 605.0406 of the Florida Revised Limited Liability Company Act (relating to the liability of the manager or member for improper distributions); (d) willful misconduct or a conscious disregard for the best interest of the company in the case of a proceeding by or in the right of the company to procure a judgment in its favor or by or in the right of a member; or (e) recklessness or an act or omission in bad faith or with malicious purpose or with wanton and willful disregard of human rights, safety or property, in a proceeding by or in the right of someone other than such company or a member.

Section 605.0408(2) of the Florida Revised Limited Liability Company Act authorizes, among other things, a company to indemnify a person with respect to a claim or demand against the person and a debt, obligation, or other liability incurred by the person in his, her or its former or present capacity as a member or manager of the company if the claim, demand, debt, obligation, or other liability does not arise from the person’s breach of the following Sections of the Florida Revised Limited Liability Company Act: Section 605.0405 (relating to limitations on distributions), Section 605.0407 (relating to management of the company), Section 605.04071 (relating to delegation of rights and power to manage the company), Section 605.04072 (relating to selection and terms of managers in manager-managed companies), Section 605.04073 (relating to voting rights of members and managers), Section 605.04074 (relating to agency rights of members and managers), or Section 605.04091 (relating to standards of conduct for members and managers).

Section 605.0408(3) of the Florida Revised Limited Liability Company Act further provides that, in the ordinary course of its activities and affairs, a limited liability company may advance reasonable expenses, including attorney fees and costs, incurred by a person in connection with a claim or demand against the person by reason of such person’s former or present capacity as a member or manager of the company if the person promises to repay the company in the event that the person ultimately is determined not to be entitled to be indemnified under the Florida Revised Limited Liability Company Act. A limited liability company may further purchase and maintain insurance on behalf of a member or manager of the company against liability asserted or incurred by the member or manger in that capacity arising from that status even if: (a) under Section 605.0105(3)(g) of the Florida Revised Limited Liability Company Act, the operating agreement could not eliminate or limit the person’s liability to the company for the conduct giving rise to the liability; and (b) under Section 605.0105(3)(p) of the Florida Revised Limited Liability Company Act, the operating agreement could not provide for indemnification for the conduct giving rise to the liability.

Except for the operating agreements of Zeus Endeavors, LLC and The National Deaf Academy, LLC, the operating agreements of the Florida registrants referenced above provide that to the fullest extent permitted by law, the company will indemnify its member and manager, and each agent, officer, employee, counsel and affiliate of its member and manager or of any of its affiliates. The operating agreements of registrants Zeus Endeavors, LLC and The National Deaf Academy, LLC provide that to the fullest extent permitted by law, the company will indemnify its member and manager, and each agent, partner, officer, employee, counsel and affiliate of its member and manager or of any of its affiliates, unless a claim is a result of such person’s self-dealing, willful misconduct or reckless misconduct or arises out of a material breach of any agreement between such person and the company or any affiliate of its affiliates.

Georgia Registrants

(a) HHC St. Simons, Inc. and HHC Augusta, Inc. are incorporated under the laws of Georgia.

Section 14-2-202(b)(4) of the Georgia Business Corporation Code provides that a corporation’s articles of incorporation may include a provision that eliminates or limits the liability of directors or officers for monetary damages to a corporation or its shareholders for any action taken, or failure to take any action, as a director or officer. The section does not, however, authorize a corporation to eliminate or limit the liability of a director or officer for appropriating, in violation of his or her duties, any business opportunity of the corporation, for acts or omissions which involve intentional misconduct or a knowing violation of law, for any transaction from which the director or officer received an improper personal benefit, or authorizing a dividend, stock repurchase or redemption, distribution of assets or other distribution in violation of Section 14-2-640 of the Georgia Business Corporation Code if it is established that the director did not perform his or her duties in compliance with Section 14-2-830 of the Georgia Business Corporation Code, which sets forth general standards for directors. Section 14-2-202(b)(4) also does not eliminate or limit the right of a corporation or any shareholder to seek an injunction, a rescission or any other equitable (non-monetary) relief for any action taken or not taken by a director or officer. In addition, Section 14-2-202(b)(4) applies only to claims against a director or officer arising out of his or her role as a director and does not relieve a director or officer from liability arising from his or her role as an officer or in any other capacity.

Sections 14-2-852 and 14-2-857 of the Georgia Business Corporation Code provide that any director or officer who is wholly successful in the defense of any proceeding to which he or she was a party because he or she was an officer or a director of the corporation is entitled to indemnification against reasonable expenses as of right. On the other hand, if the charges made in any action are sustained, the determination of whether the required standard of conduct has been met will be made, in accordance with the provisions of Georgia Business Corporation Code Section 14-2-855, by either the board of directors or a committee thereof, acting by disinterested members, by special legal counsel or by the shareholders, but shares owned by or voted under the control of directors seeking indemnification may not be voted.

The articles of incorporation of each of the Georgia corporation registrants do not provide for indemnification of directors and officers. The bylaws of each of the Georgia corporation registrants provide that to the full extent permitted by the laws of the State of Georgia, the corporation shall indemnify directors, officers, employees or agents of the corporation.

(b) Turning Point Care Center, LLC is registered under the laws of Georgia.

Section 14-11-306 of the Georgia Code provides that a limited liability company may indemnify a member, manager or other person against liability incurred in connection with the limited liability company subject to any standards or restrictions set forth in the articles of organization or operating agreement. Under Section 14-11-305 of the Code, unless the member or manager is aware of information which would cause any reliance to be unwarranted, he or she is entitled to rely upon information prepared or presented by other members, managers, committees and employees of the limited liability company and legal counsel, public accountants or other professionals or experts.

However, Georgia law does not permit indemnification if the member or manager has engaged in any intentional misconduct or a knowing violation of law or was involved in any transaction in which the member or manager received a personal benefit as a result of his or her breach of any provision in the operating agreement.

The operating agreement of Turning Point Care Center, LLC provides that to the fullest extent permitted by law, the company will indemnify its member and each agent, partner, officer, employee, counsel and affiliate of the member or of any of its affiliates for any claim or loss made or brought against them as a result of such person’s role with the company.

Illinois Registrants

(a) UHS of Hartgrove, Inc. is incorporated under the laws of Illinois.

Section 8.75 of the Business Corporation Act of 1983 of the State of Illinois (the “Illinois Statute”) provides that an Illinois corporation may indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Section 8.75 further provides that a corporation similarly may indemnify any such person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, provided that no indemnification shall be made with respect to any claim, issue, or matter as to which such person has been adjudged to have been liable to the corporation, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Where a present or former director, officer or employee of a corporation is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, the Corporation must indemnify such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person.

Section 8.75 of the Illinois Statute further authorizes an Illinois corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the Illinois Statute.

The articles of incorporation and bylaws of UHS of Hartgrove, Inc. do not provide for indemnification of directors and officers.

(b) Garfield Park Hospital, LLC is registered under the laws of Illinois.

Section 15-7(a) of the Illinois Limited Liability Company Act provides that an Illinois limited liability company shall reimburse its members and managers for payments made, and shall indemnify its members and managers for liabilities incurred, by such member or manager in the ordinary course of the business of the limited liability company.

The operating agreement of Garfield Park Hospital, LLC provides, to the full extent permitted by the laws of the State of Illinois, that the company shall indemnify its member, employees, legal representatives of its member from any and all claims and expenses incurred as a result of such person’s role with the company.

Indiana Registrants

(a) HHC Indiana, Inc. is incorporated under the laws of Indiana

Section 23-1-37-8 of the Indiana Business Corporation Law (“IBCL”) provides that a corporation may indemnify an individual made party to a proceeding because the individual is or was a director against liability incurred if (i) the individual’s conduct was in good faith; (ii) the individual reasonably believed, in the case of conduct in the individual’s official capacity with the corporation, that the individual’s conduct was in the corporation’s best interests or otherwise was at least not opposed to its best interests; and (iii) in the case of any criminal proceeding, the individual either had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe it was unlawful.

Section 23-1-37-9 of the IBCL further provides that, unless limited by its articles of incorporation, a corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because the director is or was a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding.

Under Section 23-1-37-12  of the IBCL, indemnification for expenses, including amounts paid on settling or otherwise disposing of a threatened or pending action or defending against the same, can be made in certain circumstances by a determination that indemnification is proper because the agent has met the applicable standard of conduct, by any of the following:

•	a majority vote of a quorum of the corporation’s Board of Directors consisting of directors who are not party to the proceedings;

•	if such quorum is not obtainable, by majority vote of a duly designated committee consisting of two or more directors who are not party to the proceedings;

•	by independent legal counsel; or

•	approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon.

The articles of incorporation of HHC Indiana, Inc. do not provide for indemnification of directors and officers. The bylaws of HHC Indiana, Inc. provide, that to the full extent permitted by the laws of the State of Indiana, the corporation shall indemnify a director, officer, employee or agent of the corporation against any claims or threatened claims.

(b) Wellstone Regional Hospital Acquisition, LLC is registered under the laws of Indiana

Chapter 4, Section 4(2) of the Indiana Business Flexibility Act provides that a written operating agreement may provide for indemnification of a member or manager for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which a person is a party because the person is or was a member or manager.

The operating agreement of Wellstone Regional Hospital Acquisition, LLC provides that to the fullest extent permitted by law, the company will indemnify its member and manager, and each agent, partner, officer, employee, counsel and affiliate of its member and manager or of any of its affiliates, unless a claim is a result of such person’s self-dealing, willful misconduct or reckless misconduct or arises out of a material breach of any agreement between such person and the company or any affiliate of its affiliates.

Kentucky Registrant

Ridge Outpatient Counseling, L.L.C. is registered under the laws of Kentucky.

Section 275.180 of the Kentucky Limited Liability Company Act provides that a limited liability company’s operating agreement may provide for indemnification of a member or manager for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which a person is a party because the person is or was a member or manager. However, the Kentucky Limited Liability Company Act does not provide a statutory right for limited liability companies to indemnify members or managers.

The articles of organization of Ridge Outpatient Counseling, L.L.C. do not provide for indemnification of directors and officers. The operating agreement of Ridge Outpatient Counseling, L.L.C. provides that to the fullest extent permitted by the laws of the State of Kentucky, the company shall indemnify its member and any person who is or was an employee or agent of the company from and against any and all claims, demands and expenses incurred as a result of such person’s role with the company.

Louisiana Registrants

(a) River Oaks, Inc. and UHS of River Parishes, Inc. are incorporated under the laws of Louisiana.

Sections 1-850 through 1-859 of the Louisiana Business Corporation Act, or LCBA, provide, in part, that a corporation may indemnify each of its current or former directors and officers (each, an “indemnitee”) against liability (including judgments, settlements, penalties, fines, or reasonable expenses) incurred by the indemnitee in a proceeding to which the indemnitee is a party if the indemnitee acted in good faith and reasonably believed either (1) in the case of conduct in an official capacity, that the indemnitee’s conduct was in the best interests of the corporation or (2) in all other cases, that the indemnitee’s conduct was at least not opposed to the best interests of the corporation, and, with respect to any criminal proceeding, the indemnitee had no reasonable cause to believe his or her conduct was unlawful. Under the LBCA, a corporation may also advance expenses to the indemnitee provided that the indemnitee delivers (1) a written affirmation of his or her good faith belief that the relevant standard of conduct has been met or that the proceeding involves conduct for which liability has been eliminated and (2) a written undertaking to repay any funds advanced if (i) the indemnitee is not entitled to mandatory indemnification by virtue of being wholly successful, on the merits or otherwise, in the defense of any such proceeding and (ii) it is ultimately determined that the indemnitee has not met the relevant standard of conduct. In addition, a corporation has the power to obtain and maintain insurance with respect to any person who is or was acting on its behalf, regardless of whether a corporation has the legal authority to indemnify, or advance expenses to, the insured person with respect to such liability.

Under the LBCA, a corporation must indemnify any present or former director or officer of a corporation for expenses incurred in connection with the proceeding if such person was wholly successful, on the merits or otherwise, in defense of any proceeding, that he was a party to by virtue of the fact that he or she is or was a director or officer of the corporation. This mandatory indemnification requirement does not limit our right to permissibly indemnify a director or officer with respect to expenses of a partially successful defense of any proceeding.

The articles of incorporation of each of the Louisiana corporation registrants do not provide for indemnification of directors and officers. The bylaws of each of the Louisiana corporation registrants provide that to the fullest extent permitted by the laws of the State of Louisiana, the corporation shall indemnify directors, officers, employees or agents of the corporation.

(b) UHS of New Orleans, LLC is registered under the laws of Louisiana.

Section 12:1315 of the Louisiana Limited Liability Company Act permits a limited liability company, in its articles of organization or in a written operating agreement, to (a) eliminate or limit the personal liability of a member or members, if management is reserved to the members, or a manager or managers, if management is vested in one or more managers, for monetary damages for breach of any duty of diligence, care, judgment or skill; or (b) provide for indemnification of members or managers for judgements, settlements, penalties, fines or expenses incurred because he or she was a member or manager. Notwithstanding the foregoing, the liability of a member or manager shall not be limited or eliminated for the amount of a financial benefit received by a member or manager to which he is not entitled or for an intentional violation of a criminal law.

The operating agreement of UHS of New Orleans, LLC provides for indemnification of its members and managers, and employees or other agents of the company against all reasonable expenses incurred as a result of such person’s role with the company.

Massachusetts Registrants

The Arbour, Inc., UHS of Fuller, Inc. and UHS of Westwood Pembroke, Inc. are incorporated under the laws of Massachusetts

Sections 8.50 et seq. of the Massachusetts Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 8.30 of the Massachusetts Business Corporation Act provides that a director shall not be liable for any action taken as a director, or any failure to take any action, if such director performed the duties of the office (i) in good faith, (ii) with the care that a person in a like position would reasonably believe appropriate under similar circumstances and (iii) in a manner such director reasonably believes to be in the best interests of the corporation. Section 8.42 of the Massachusetts Business Corporation Act provides that an officer shall not be liable to the corporation or its shareholders for any decision to take or not to take any action taken, or any failure to take any action as an officer if the duties of the officer are performed (i) in good faith, (ii) with the care that a person in a like position would reasonable exercise under similar circumstances and (iii) in a manner the officer reasonably believes to be in the best interests of the corporation.

The articles of incorporation of each of the Massachusetts corporation registrants do not provide for indemnification of directors and officers. Except for the bylaws of UHS of Westwood Pembroke, Inc., the bylaws of each of the Massachusetts corporation registrants provide that to the full extent permitted by the laws of the Commonwealth of Massachusetts, the corporation shall indemnify directors, officers, employees or agents of the corporation. The bylaws of UHS of Westwood Pembroke, Inc. do not provide for indemnification of directors and officers.

Michigan Registrants

CCS/Lansing, Inc., Havenwyck Hospital Inc., Michigan Psychiatric Services, Inc. and Forest View Psychiatric Hospital, Inc. are incorporated under the laws of Michigan

Section 561 of the Business Corporation Act of the State of Michigan (the “Michigan Statute”) provides that a Michigan corporation has the power to indemnify a person who was or is a party or is threatened to be made a party to a threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, other than an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys’ fees, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or proceeding, if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to a criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful.

Section 562 further provides that a corporation similarly may indemnify such person serving in any such capacity who was or is a party or is threatened to be made a party to a threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor, against expenses, including attorneys’ fees, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action or suit, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders. The corporation is not permitted to indemnify a person for a claim, issue, or matter in which the person has been found liable to the corporation except to the extent authorized in the Michigan Statute. Where a director or officer of a corporation is successful on the merits or otherwise in defense of an action, suit, or proceeding referred to above, the corporation must indemnify him or her against actual and reasonable expenses incurred, including attorneys’ fees.

Section 567 of the Michigan Statute further authorizes a Michigan corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the corporation would have power to indemnify him or her against liability under the Michigan Statute.

The articles of incorporation of CCS/Lansing, Inc., Michigan Psychiatric Services, Inc. and Forest View Psychiatric Hospital, Inc. do not provide for indemnification of directors and officers. The articles of incorporation of Havenwyck Hospital Inc. provide that directors, officers or employees of the corporation and the legal representatives thereof, shall be indemnified and held harmless by the corporation from and against any and all losses, costs, liabilities and expenses which may be imposed upon or which may be paid or incurred by them. The bylaws of each of the Michigan corporation registrants provide that to the full extent permitted by the laws of the State of Michigan, each corporation shall indemnify its directors, officers, employees or agents of the corporation.

Mississippi Registrant

Alliance Health Center, Inc. is incorporated under the laws of Mississippi.

Article 8, Subarticle E of the Mississippi Business Corporation Act (“MBCA”) permits Mississippi corporations to indemnify officers and directors. MBCA Section 79-4-2.02(b)(5) permits the corporation to include an obligatory indemnification for directors in its Articles of Incorporation for all acts other than: (i) distributions made in excess of standards established by Mississippi law or in the corporation’s articles of incorporation, for which Section 79-4-8.33 imposes personal liability on directors to the corporation; and (ii) circumstances where, in his performance as a director, a director has received a financial benefit to which he is not entitled, he intentionally inflicts harm on the corporation or its stockholders or he intentionally violates any criminal law. The law further permits us to advance all expenses for defense of a director in any lawsuit brought against a director in his capacity as a director. The MBCA specifically provides in Section 79-4-8.53 that such advances are allowed by Mississippi law. Such advances may be made under the MBCA only after a determination that the director met all relevant standards of conduct.

Section 79-4-8.56 of the MBCA permits a Mississippi corporation to indemnify any officer to the same extent as to a director. Indemnification of officers and directors against reasonable expenses is mandatory under Section 79-4-8.52 of the MBCA to the extent the officer or director is successful on the merits or otherwise in the defense of any action or suit against him giving rise to a claim of indemnification.

The articles of incorporation of Alliance Health Center, Inc. do not provide for indemnification of directors and officers. The bylaws of Alliance Health Center, Inc. provide that to the full extent permitted by the laws of the State of Mississippi, the corporation shall indemnify directors, officers, employees or agents of the corporation.

Missouri Registrant

Great Plains Hospital, Inc. is incorporated under the laws of Missouri.

Section 351.355(1) of the Revised Statutes of Missouri provides that a corporation may indemnify a director or officer of the corporation in any action, suit or proceeding other than an action by or in the right of the corporation, against expenses (including attorneys’ fees), judgments, fines and settlement amounts actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe his conduct was unlawful.

Section 351.355(2) provides that the corporation may indemnify any such person in any action or suit by or in the right of the corporation against expenses (including attorneys’ fees) and settlement amounts actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that he may not be indemnified in respect of any matter in which he has been adjudged liable for negligence or misconduct in the performance of his duty to the corporation, unless authorized by the court.

Section 351.355(3) provides that a corporation shall indemnify any such person against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the action, suit or proceeding if he has been successful in defense of such action, suit or proceeding and if such action, suit or proceeding is one for which the corporation may indemnify him under Section 351.355(1) or (2).

Section 351.355(7) provides that a corporation shall have the power to give any further indemnity to any such person, in addition to the indemnity otherwise authorized under Section 351.355, provided such further indemnity is either (i) authorized, directed or provided for in the articles of incorporation of the corporation or any duly adopted amendment thereof or (ii) is authorized, directed or provided for in any bylaw or agreement of the corporation which has been adopted by a vote of the shareholders of the corporation, provided that no such indemnity shall indemnify any person from or on account of such person’s conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

The articles of incorporation of Great Plains Hospital, Inc. do not provide for indemnification of directors and officers. The bylaws of Great Plains Hospital, Inc. provide that to the full extent permitted by the laws of the State of Missouri, the corporation shall indemnify directors, officers, employees or agents of the corporation.

New Jersey Registrants

Summit Oaks Hospital, Inc. and UHS of Hampton, Inc. are incorporated under the laws of New Jersey

Section 14A: 3-5(2)-(3) of the New Jersey Business Corporation Act provides that any corporation organized for any purpose under any general or special law of this State shall have the power to indemnify a corporate agent against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his being or having been such a corporate agent, other than a proceeding by or in the right of the corporation, if: (a) such corporate agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful. Any corporation organized for any purpose under any general or special law of New Jersey shall have the power to indemnify a corporate agent against his expenses in connection with any proceeding by or in the right of the corporation to procure a judgment in its favor which involves the corporate agent by reason of his being or having been such corporate agent, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation.

The certificate of incorporation of Summit Oaks Hospital, Inc. does not provide for indemnification of directors and officers. The bylaws of Summit Oaks Hospital, Inc. provide that to the full extent permitted by the laws of the State of New Jersey, the corporation shall indemnify its directors, officers, employees or agents of the corporation. The certificate of incorporation and bylaws of UHS of Hampton, Inc. do not provide for indemnification of directors and officers.

Nevada Registrants

(a) BHC Health Services of Nevada, Inc., BHC Montevista Hospital, Inc., Sparks Family Hospital, Inc., UHS Holding Company, Inc. and Valley Hospital Medical Center, Inc. are incorporated under the laws of Nevada.

Section 78.7502 of the Nevada Revised Statutes (“NRS”) allows directors and officers to be indemnified against liabilities they may incur while serving in such capacities. Under the applicable statutory provisions, the corporation may indemnify its directors or officers who were or are a party or are threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that they are or were directors or officers of the corporation, or are or were serving at the request of the corporation as directors or officers of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by them in connection with the action, suit, or proceeding, unless it is ultimately determined by a court of competent jurisdiction that they breached their fiduciary duties by intentional misconduct, fraud, or a knowing violation of law or did not act in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. Any discretionary indemnification may only be made upon a determination by (a) the stockholders; (b) the board of directors, other than any directors party to the proceedings; or (c) if a quorum of directors cannot be obtained, independent legal counsel in a written opinion.

In addition, Section 78.751 mandates that the corporation indemnify its directors and officers who have been successful on the merits or otherwise in defense of any action, suit, or proceeding against expenses, including attorneys’ fees, actually and reasonably incurred by them in connection with the defense. The corporation will advance expenses incurred by directors or officers in defending any such action, suit, or proceeding upon receipt of written confirmation from such officers or directors that they have met certain standards of conduct and an undertaking by or on behalf of such officers or directors to repay such advances if it is ultimately determined that they are not entitled to indemnification by the corporation.

The articles of incorporation of Sparks Family Hospital, Inc., UHS Holding Company, Inc. and Valley Hospital Medical Center, Inc. do not provide for indemnification of directors and officers. The charters of BHC Health Services of Nevada, Inc. and BHC Montevista Hospital, Inc. provide that the corporation shall indemnify its director or officer to the fullest extent permitted by law, however the corporation shall not indemnify or advance expenses to any director (1) in any proceeding by the corporation against the person; (2) the officer or director has not met the standard of conduct required under Section 78.751 of the General Corporation Law of Nevada; or (3) any unlawful distributions under Section 78.300 of the General Corporation Law of Nevada; or (4) if the officer or director failed to act in good faith.

The bylaws of each of the Nevada corporation registrants provide that to the full extent permitted by the laws of the State of Nevada the corporation shall indemnify directors, officers, employees or agents of the corporation.

(b) UHSL, L.L.C. and UHSD, L.L.C. are registered under the laws of Nevada.

Section 86.411 of the NRS permits a limited liability company to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (except an action by or in the right of the limited liability company), by reason of being or having been a manager or member of the limited liability company. As with corporations, indemnification may include attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person to be indemnified.

Section 86.421 of the NRS permits a limited liability company to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the limited liability company to procure a judgment in its favor by reason of being or having been a manager or member of the limited liability company except that indemnification may not be made for any claim, issue or matter as to which such a person has been finally adjudged by a court of competent jurisdiction to be liable to the limited liability company or for amounts paid in settlement to the limited liability company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that, in view of all the circumstances, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

In either case, however, to be entitled to indemnification, the person to be indemnified must have acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the limited liability company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Section 86.431 of the NRS also provides that to the extent a manager or member of a limited liability company has been successful on the merits or otherwise in defense of any such action, he or she must be indemnified by the limited liability company against expenses, including attorneys’ fees actually and reasonably incurred in connection with the defense.

Section 86.441 of the NRS permits a limited liability company, in its articles of organization, operating agreement or other agreement, to provide for the payment of expenses incurred by members or managers in defending any civil or criminal action, suit or proceeding as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking to repay the amount if it is ultimately determined by a court of competent jurisdiction that the person is not entitled to indemnification.

Section 86.461 of the NRS permits a limited liability company to purchase and maintain insurance or make other financial arrangements on behalf of the limited liability company’s managers or members for any liability and expenses incurred by them in their capacities as managers or members or arising out of their status as such, whether or not the limited liability company has the authority to indemnify him, her or them against such liability and expenses.

The operating agreements of UHSL, L.L.C. and UHSD, LLC provide that the company will indemnify its members and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as members or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of the members or managers’ duties.

North Carolina

(a) Brynn Marr Hospital, Inc. is incorporated under the laws of North Carolina

Section 55-8-51 of the North Carolina Business Corporation Act (“NCBCA”) provides that a corporation may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if: (1) he conducted himself in good faith; (2) he reasonably believed (i) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interests and (ii) in all other cases, that his conduct was at least not opposed to its best interests; and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. A corporation may not indemnify a director (i) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or (ii) in connection with any proceeding charging improper benefit to him, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him.

Section 55-8-57 of the NCBCA permits a corporation, in its articles of incorporation or bylaws or by contract or resolution, to indemnify, or agree to indemnify, its directors, officers, employees or agents against liability and expenses (including attorneys’ fees) in any proceeding (including proceedings brought by or on behalf of the corporation) arising out of their status as such or their activities in such capacities, except for any liabilities or expenses incurred on account of activities that were, at the time taken, known or believed by the person to be clearly in conflict with the best interests of the corporation. Section 55-8-57 of the NCBCA also authorizes a corporation to purchase and maintain insurance on behalf of an individual who was or is a director, officer, employee or agent of the corporation against certain liabilities incurred by such a person, whether or not the corporation is otherwise authorized by the NCBCA to indemnify that person. Sections 55-8-52 and 55-8-56 of the NCBCA require a corporation, unless its articles of incorporation provide otherwise, to indemnify a director or officer who has been wholly successful, on the merits or otherwise, in the defense of any proceeding to which such director or officer was made a party because he was or is a director or officer of the corporation against reasonable expenses actually incurred by the director or officer in connection with the proceeding.

The articles of incorporation of Brynn Marr Hospital, Inc. do not provide for indemnification of directors and officers. The bylaws of Brynn Marr Hospital, Inc. provide that to the full extent permitted by the laws of the State of North Carolina, the corporation shall indemnify directors, officers, employees or agents of the corporation.

(b) Keystone WSNC, L.L.C. is registered under the laws of North Carolina

Section 57D-3-31(a) of the North Carolina Limited Liability Company Act provides a limited liability company shall indemnify a person who is wholly successful on the merits or otherwise in the defense of any proceeding to which the person was a party because the person is or was a member, a manager, or other company official if the person also is or was an interest owner at the time to which the claim relates, acting within the person’s scope of authority as a manager, member, or other company official against expenses incurred by the person in connection with the proceeding.

Section 57D-3-31(b) provides that a limited liability company shall reimburse a person who is or was a member for any payment made and indemnify the person for any obligation, including any judgment, settlement, penalty, fine, or other cost, incurred or borne in the authorized conduct of the LLC’s business or preservation of the LLC’s business or property, whether acting in the capacity of a manager, member, or other company official if, in making the payment or incurring the obligation, the person complied with the duties and standards of conduct for officers imposed by the North Carolina Limited Liability Company Act or otherwise imposed by other applicable law or the LLC’s operating agreement.

The operating agreement of Keystone WSNC, L.L.C. provides that to the fullest extent permitted by law, the company will indemnify its member and manager, and each agent, partner, officer, employee, counsel and affiliate of its member and manager or of any of its affiliates, unless a claim is a result of such person’s self-dealing, willful misconduct or reckless misconduct or arises out of a material breach of any agreement between such person and the company or any affiliate of its affiliates.

North Dakota

PSJ Acquisition, LLC is registered under the laws of North Dakota

Section 10-32.1-40 of the North Dakota Limited Liability Company Act provides that a limited liability company shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, including without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorney’s fees and disbursements, incurred by the person in connection with the proceeding if the person reasonably believed that the conduct was in the best interests of the limited liability company or not opposed to the best interests of the company and: (a) has not been indemnified by another organization or employee benefit plan for the same judgments, penalties, fines; (b) acted in good faith; (c) received no improper personal benefit; (d) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (e) reasonably believed that the conduct was in the best interests of the company.

The operating agreement of PSJ Acquisition, LLC provides that to the fullest extent permitted by law, the company will indemnify its member and manager, and each agent, partner, officer, employee, counsel and affiliate of its member and manager or of any of its affiliates, unless a claim is a result of such person’s self-dealing, willful misconduct or reckless misconduct or arises out of a material breach of any agreement between such person and the company or any affiliate of its affiliates.

Ohio Registrants

(a) HHC Ohio, Inc. is incorporated under the laws of Ohio

Section 1701.13(E)(1) and (2) of the Ohio General Corporation Code provides that a company may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit, or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if the person had no reasonable cause to believe the person’s conduct was unlawful.

No indemnification may be made (a) for any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of the person’s duty to the company, unless authorized by the court; or (b) for any action or suit for unlawful loans, dividends, distribution of assets.

Section 1701.13(E)(3) further provides that to the extent that a director, trustee, officer, employee, member, manager, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 1701.13(E)(1) and (2), or in defense of any claim, issue, or matter in the action, suit, or proceeding, the person shall be indemnified against expenses, including attorney’s fees, actually and reasonably incurred by the person in connection with the action, suit, or proceeding.

The articles of incorporation of HHC Ohio, Inc. do not provide for indemnification of directors and officers. The regulations of HHC Ohio, Inc. provide that the corporation shall indemnify, to the full extent permitted by the laws of the state of Ohio, any director, officer against any penalties, fines, settlements and reasonable expenses incurred by such person. The regulations of HHC Ohio, Inc. provide that the corporation shall indemnify an employee or agent of the corporation as permitted or required by common law.

(b) Keystone Richland Center LLC is registered under the laws of Ohio

Section 1706.32 of the Ohio Revised Limited Liability Company Act authorizes a limited liability company to indemnify and hold harmless a member or other person, pay in advance or reimburse expenses incurred by a member or other person, and purchase and maintain insurance on behalf of a member or other person.

Section 1706.26 provides that a person who is a member of a limited liability company is not liable, solely by reason of being a member, for a debt, obligation, or liability of the limited liability company or a series thereof, whether arising in contract, tort, or otherwise; or for the acts or omissions of any other member, agent, or employee of the limited liability company or a series thereof.

The operating agreement of Keystone Richland Center, LLC provides that to the fullest extent permitted by law, the company will indemnify its member and manager.

Oklahoma Registrants

UHS of Oklahoma, LLC and UHS Oklahoma City LLC are registered under the laws of Oklahoma

Under Section 18-2017 of the Oklahoma Limited Liability Company Act (the “OKLLCA”), a limited liability company may (a) limit or eliminate the personal liability of a manager for monetary damages for breach of any duty under the OKLLCA or (b) provide for indemnification of a manager for judgments, settlements, penalties, fines or expenses incurred in any proceeding because such manager is or was a manager of the limited liability company, except, in either case, for any breach of a manager’s duty of loyalty or any acts or omissions not in good faith or that involve intentional misconduct, a knowing violation of law, or any transaction from which the manager derived an improper personal benefit.

The operating agreement of UHS of Oklahoma, LLC provides that to the full extent permitted by the law, the company shall indemnify its directors, officers, employees or agents of the corporation. The operating agreement of UHS Oklahoma City LLC provides that to the fullest extent permitted by law, the company will indemnify its member and manager, and each agent, partner, officer, employee, counsel and affiliate of its member and manager or of any of its affiliates, unless a claim is a result of such person’s self-dealing, willful misconduct or reckless misconduct or arises out of a material breach of any agreement between such person and the company or any affiliate of its affiliates.

Pennsylvania Registrants

(a) Pennsylvania Clinical Schools, Inc. and UHS of Pennsylvania, Inc. are incorporated under the laws of Pennsylvania

Sections 1741 through 1750 of the Pennsylvania Business Corporation Law of 1988, as amended, permits, and in some cases requires, indemnification of officers, directors and employees of the Company.

The articles of incorporation and bylaws of UHS of Pennsylvania, Inc. do not provide for indemnification of directors and officers of the corporation. The articles of incorporation and the bylaws of Pennsylvania Clinical Schools, Inc. provide that to the full extent permitted by the laws of the State of Pennsylvania, the corporation shall indemnify its directors, officers, employees or agents of the corporation.

(b) Gulph Mills Associates, LLC and UHS of Lancaster, LLC are registered under the laws of Pennsylvania

Section 8815(c)(10) of the Pennsylvania Uniform Limited Liability Company Act of 2016 provides that a limited liability company’s operating agreement may not provide indemnification or exoneration in violation of the limitations in Sections 8848(g) (relating to reimbursement, indemnification, advancement and insurance), 8849.1(j) (relating to standards of conduct for members) or 8849.2(h) (relating to standards of conduct for managers).

Section 8848(a) provides that a limited liability company shall reimburse a member of a member-managed company or manager of a manager-managed company for any payment made by the member or in the course of the member’s or manager’s activities on behalf of the company, if the member or manager complied with the applicable provisions of sections 8847 (relating to the management of limited liability company), 8849.1 (relating to standards of conduct for members) and 8849.2 (relating to standards of conduct for managers) in making the payment.

Section 8848(b) provides that a limited liability company shall indemnify and hold harmless a person with respect to any claim or demand against the person and any debt, obligation or other liability incurred by the person by reason of the person’s former or present capacity as a member or manager, if the claim does not arise from the person’s breach of section 8845 (relating to limitations on distributions), 8847, 8849.1 or 8849.2. Under Section 8848(c), a corporation may also advance expenses to a director or officer incurred by such person in connection with a claim or demand against the person by reason of the person’s former or present capacity as a member or manager, if the person promises to repay the company if the person ultimately is determined not to be entitled to be indemnified.

Section 8848(g) provides that no indemnification may be made where the act giving rise to the claim for indemnification is determined by a court to constitute recklessness, willful misconduct or a knowing violation of law.

The operating agreement of Gulph Mills Associates, LLC provides that to the extent permitted by law, the company will indemnify its member and manager against any expenses paid or reasonably incurred in connection with any claims or threatened claims incurred as a result of such person’s role with the company. The operating agreement of UHS of Lancaster, LLC provides that to the fullest extent permitted by law, the company will indemnify its member and manager, employee, or other agent for any and all claims incurred as a result of such person acting in their capacity with the company.

South Carolina Registrants

(a) ABS LINCS SC, Inc. and HHC South Carolina, Inc. are incorporated under the laws of South Carolina.

Under Section 33-8-510 of the South Carolina Business Corporation Act of 1988, a corporation may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he reasonably believed: (i) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interest; and (ii) in all other cases, that his conduct was at least not opposed to its best interest; and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

The articles of incorporation of each of the South Carolina corporation registrants do not provide for indemnification of directors and officers. The bylaws of each of the South Carolina corporation registrants provide that to the full extent permitted by the laws of the State of South Carolina, the corporation shall indemnify directors, officers, employees or agents of the corporation.

(b) Aiken Regional Medical Centers, LLC, Palmetto Behavioral Health System, L.L.C., Palmetto Lowcountry Behavioral Health, L.L.C., Three Rivers Behavioral Health, LLC and Three Rivers Healthcare Group, LLC are registered under the laws of South Carolina.

Under Section 33-44-403 of the Uniform Limited Liability Company Act of 1996, a limited liability company shall reimburse a member or manager for payments made and indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property.

The operating agreements of each of the South Carolina limited liability company registrants provide that to the fullest extent permitted by law, the company will indemnify its member and manager, and each agent, partner, officer, employee, counsel and affiliate of its member and manager or of any of its affiliates, unless a claim is a result of such person’s self-dealing, willful misconduct or reckless misconduct or arises out of a material breach of any agreement between such person and the company or any affiliate of its affiliates.

Tennessee Registrants

(a) BHC Alhambra Hospital, Inc., BHC Belmont Pines Hospital, Inc., BHC Fairfax Hospital, Inc., BHC Fox Run Hospital, Inc., BHC Fremont Hospital, Inc., BHC Heritage Oaks Hospital, Inc., BHC Intermountain Hospital, Inc., BHC Sierra Vista Hospital, Inc., BHC Streamwood Hospital, Inc., Brentwood Acquisition, Inc., Children’s Comprehensive Services, Inc., North Spring Behavioral Healthcare, Inc., Oak Plains Academy of Tennessee, Inc., Park Healthcare Company, Psychiatric Solutions of Virginia, Inc., Southeastern Hospital Corporation and United Healthcare of Hardin, Inc. are incorporated under the laws of Tennessee.

The Tennessee Business Corporation Act (“TBCA”) sets forth in Sections 48-18-501 through 48-18-509 the circumstances governing the indemnification of directors and officers of a corporation against liability incurred in the course of their official capacities. Section 48-18-502 of the TBCA provides that a corporation may indemnify any director against liability incurred in connection with a proceeding if (i) the director acted in good faith, (ii) the director reasonably believed, in the case of conduct in his or her official capacity with the corporation, that such conduct was in the corporation’s best interest, or, in all other cases, that his or her conduct was not opposed to the best interests of the corporation and (iii) in connection with any criminal proceeding, the director had no reasonable cause to believe that his or her conduct was unlawful. In actions brought by or in the right of the corporation, however, the TBCA provides that no indemnification may be made if the director or officer is adjudged to be liable to the corporation. Similarly, the TBCA prohibits indemnification in connection with any proceeding charging improper personal benefit to a director, if such director is adjudged liable on the basis that a personal benefit was improperly received.

In cases where the director is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his or her status as a director of a corporation, Section 48-18-503 of the TBCA mandates that a corporation indemnify the director against reasonable expenses incurred in the proceeding unless limited by its charter. Notwithstanding the foregoing, Section 48-18-505 of the TBCA provides that a court of competent jurisdiction, upon application, may order that a director or officer be indemnified for reasonable expense if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, whether or not the standard of conduct set forth above was met. Officers who are not directors are entitled, through the provisions of Section 48-18-507 of the TBCA, to the same indemnification afforded to directors under Sections 48-18-503 and 48-18-505. Corporations are permitted to indemnify and advance expenses to an officer, employee or expert who is not a director to the extent, consistent with public policy, that may be provided in its charter, bylaws, action by its board, or contract.

Under certain circumstances, a corporation may also advance expenses to a director or officer. Section 48-18-508 of the TBCA also permits a corporation to purchase and maintain insurance on behalf of certain person against liability asserted against or incurred by the individual acting in their official capacity, whether or not the corporation would have the power to indemnify the person against the same liability under applicable law.

The articles of incorporation of Brentwood Acquisition, Inc., Children’s Comprehensive Services, Inc., Oak Plains Academy of Tennessee, Inc., Park Healthcare Company, Psychiatric Solutions of Virginia, Inc. and United Healthcare of Hardin, Inc. do not provide for indemnification of directors and officers. The charters of North Spring Behavioral Healthcare, Inc., BHC Alhambra Hospital, Inc., BHC Belmont Pines Hospital, Inc., BHC Fairfax Hospital, Inc., BHC Fox Run Hospital, Inc., BHC Fremont Hospital, Inc., BHC Heritage Oaks Hospital, Inc., BHC Intermountain Hospital, Inc., BHC Pinnacle Pointe Hospital, Inc., BHC Sierra Vista Hospital, Inc., BHC Streamwood Hospital, Inc. and Southeastern Hospital Corporation provide that each Tennessee Corporation shall indemnify against liability, and advance expenses to, any present or former director or officer of such corporation to the fullest extent allowed by law, except that such corporation shall not indemnify or advance expenses to any director or officer (1) in any proceeding by the corporation against the person; or (2) if the director or officer did not act in good faith.

The bylaws of each of the Tennessee corporation registrants provide that to the full extent permitted by the laws of the State of Tennessee, the corporation shall indemnify directors, officers, employees or agents of the corporation.

(b) BHC Pinnacle Pointe Hospital, LLC, BHC Properties, LLC, Columbus Hospital Partners, LLC, Holly Hill Hospital, LLC, Keys Group Holdings LLC, Keystone Continuum LLC, Keystone Education And Youth Services, LLC, Keystone Memphis, LLC, Northern Indiana Partners, LLC, Rolling Hills Hospital, LLC, Salt Lake Behavioral Health, LLC, Salt Lake Psychiatric Realty, LLC, Sunstone Behavioral Health, LLC, Tennessee Clinical Schools, LLC, Valle Vista Hospital Partners, LLC and Willow Springs, LLC (together, “the Tennessee LLCs”) are registered under the laws of Tennessee.

The Tennessee Revised Limited Liability Company Act (“TLLCA”) sets forth in Sections 48-249-115(b) through 48-249-115(i) the circumstances governing the indemnification of directors, members, managers, officers, employees and agents of an LLC against liability incurred in the course of their official capacities. Section 48-249-115(b) of the TLLCA provides that an LLC may indemnify any director (for a director-managed LLC), manager (for a manager-managed LLC), or member (for a member-managed LLC) (including when such person is serving at the LLC’s request as a director, manager, officer, partner, trustee, employee or agent of another entity) (each, a “responsible person”) against liability incurred in connection with a proceeding if (i) the person acted in good faith, (ii) the person reasonably believed, in the case of conduct in his or her official capacity with the LLC, that such conduct was in the LLC’s best interest, or, in all other cases, that his or her conduct was not opposed to the best interests of the LLC and (iii) in connection with any criminal proceeding, the responsible person had no reasonable cause to believe that his or her conduct was unlawful.

In actions brought by or in the right of the LLC, however, the TLLCA provides that no indemnification may be made if the person is adjudged to be liable to the LLC. Similarly, the TLLCA prohibits indemnification in connection with any proceeding charging improper personal benefit to a responsible person, if such responsible person is adjudged liable on the basis that a personal benefit was improperly received.

In cases where the responsible person is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his or her status as a responsible person, Section 48-249-115(c) of the TLLCA mandates that the LLC indemnify the responsible person against reasonable expenses incurred in the proceeding.

Notwithstanding the foregoing, Section 48-249-115(e) of the TLLCA provides that a court of competent jurisdiction, upon application, may order that a responsible person be indemnified for reasonable expense if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, whether or not the standard of conduct set forth above was met. Officers who are not responsible persons are entitled, through the provisions of Section 48-249-115(g) of the TLLCA. to the same degree of indemnification afforded to responsible persons under Section 48-249-115. LLC’s are permitted to indemnify and advance expenses to officers, employees, independent contractors or agents who are not responsible persons to the same extent as responsible persons.

Under certain circumstances, an LLC may also advance expenses to a responsible person. Section 48-249-115(h) of the TLLCA also permits an LLC to purchase and maintain insurance on behalf of a responsible person and certain other persons against liability asserted against or incurred by such person acting in that capacity, or arising from such person’s status with the LLC, whether or not the LLC would have the power to indemnify the person against the liability under applicable law.

The articles of organization of Keystone Memphis, LLC provide that to the fullest extent permitted by law, the company will indemnify its member and manager, and affiliate of its member and manager or of any of its affiliates for claims arising as a result of such person’s role with the company.

Except as noted below, the operating agreements of each of the Tennessee limited liability company registrants provide that to the fullest extent permitted by law, the company will indemnify its member and manager, and each agent, partner, officer, employee, counsel and affiliate of its member and manager or of any of its affiliates, unless a claim is a result of such person’s self-dealing, willful misconduct or reckless misconduct or arises out of a material breach of any agreement between such person and the company or any affiliate of its affiliates.

The articles of organization of Keystone Continuum LLC provide that to the fullest extent permitted by law, the company will indemnify its member and manager, and affiliate of its member and manager or of any of its affiliates for claims arising as a result of such person’s role with the company. The operating agreement of Keystone Continuum LLC does not provide indemnification of its members or managers.

The operating agreements of Keystone Memphis, LLC and Salt Lake Behavioral Health, LLC provide that to the fullest extent permitted by law, the company will indemnify its member and manager and advance expenses for judgments, settlements, penalties, fines or expenses incurred in any proceeding by reason of the fact that such person is or was the member or manager.

(c) BHC of Indiana, General Partnership and Bloomington Meadows, General Partnership are registered under the laws of Tennessee.

BHC of Indiana, General Partnership and Bloomington Meadows, General Partnership are governed under the laws of Tennessee.

Section 61-1-401(c) of the Tennessee Revised Uniform Partnership Act provides that a partnership shall reimburse a partner for payments made and indemnify a partner for liabilities incurred by the partner in the ordinary course of the business of the partnership or for the preservation of its business or property.

The partnership agreements of BHC of Indiana, General Partnership and Bloomington Meadows, General Partnership do not provide for the indemnification of partners.

Texas Registrants

(a) Horizon Health Austin, Inc., Meridell Achievement Center, Inc., Northwest Texas Healthcare System, Inc., Temple Behavioral Healthcare Hospital, Inc. and UHS of Timberlawn, Inc. are incorporated under the laws of Texas.

Sections 8.101 and 8.105 of the Texas Business Organizations Code (“TBOC”) permit corporations to indemnify a person who was or is a governing person, officer, employee or agent of such corporation or who serves at the corporation’s request as a representative of another enterprise, organization or employee benefit plan (an “outside enterprise”), who was, is, or is threatened to be named a respondent in a legal proceeding by virtue of such person’s position in the corporation or in an outside enterprise, but only if the person acted in good faith and reasonably believed, in the case of conduct in the person’s official capacity, that the conduct was in or, in the case of all other conduct, that the conduct was not opposed to the corporation or outside enterprise’s best interest, and, in the case of a criminal proceeding, the person had no reasonable cause to believe the conduct was unlawful. A person may be indemnified within the above limitations against judgment and expenses that are reasonable and actually incurred by the person in connection with the proceeding; however, indemnification is limited to reasonable expenses actually incurred in a proceeding in which the person is found liable to the corporation or is found to have improperly received a personal benefit and shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the corporation, breach of the person’s duty of loyalty owed to the corporation or an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation. Indemnification pursuant to Section 8.101 of the TBOC can be made by the corporation only upon a determination made in the manner prescribed by Section 8.103 of the TBOC that indemnification is proper in the circumstances because the party seeking indemnification has met the applicable standard of conduct for such indemnification.

Section 8.051 of the TBOC requires a corporation to indemnify a governing person, former governing person or person serving an outside enterprise at the corporation’s request against reasonable expenses incurred in connection with a proceeding in which the person is a party because of the person’s corporate position, if the person was wholly successful, on the merits or otherwise, in the defense of the proceeding.

Under certain circumstances, a corporation may also advance expenses to any of the above persons. Section 8.151 of the TBOC also permits a corporation to purchase and maintain insurance or to make other arrangements on behalf of any of such persons against any liability asserted against and incurred by the person in such capacity, or arising out of the person’s status as such a person, whether or not the corporation would have the powers to indemnify the person against the liability under applicable law.

The articles of incorporation of each of the Texas corporation registrants do not provide for indemnification of directors and officers. The bylaws of each of the Texas corporation registrants provide that to the full extent permitted by the laws of the State of Texas, the corporation shall indemnify directors, officers, employees or agents.

(b) Millwood Hospital, L.P., Neuro Institute of Austin, L.P., SHC-KPH, LP, Texas Cypress Creek Hospital, L.P., Texas Laurel Ridge Hospital, L.P., Texas Oaks Psychiatric Hospital, L.P., Texas San Marcos Treatment Center, L.P. and Texas West Oaks Hospital, L.P. are registered under the laws of Texas.

The provisions of the TBOC that are applicable to Texas corporations, as discussed above, apply equally to Texas limited partnerships pursuant to Section 8.002(a) of the TBOC.

Except for the limited partnership agreement of Millwood Hospital, L.P., the limited partnership agreements of the Texas registrants referenced above provide that each partnership shall indemnify its general partner, only if the general partner acted in good faith and in the best interest of the limited partnership and the partners, and provided that the claims giving rise to indemnification were not the result of willful misconduct or gross negligence on the part of such general partner. The limited partnership agreement of Millwood Hospital, L.P. provides that each partner shall indemnify the other partners from any and all claims in excess of the other partners’ interests arising out of any transaction contemplated by the limited partnership agreement.

(c) Fannin Management Services, LLC, Horizon Mental Health Management, LLC, Kingwood Pines Hospital, LLC and Mayhill Behavioral Health, LLC are registered under the laws of Texas.

Section 101.402 of TBOC authorizes a limited liability company to indemnify a member, manager, or officer of a limited liability company or an assignee of a membership interest in the company and purchase and maintain liability insurance for such persons. Section 8.002 of the TBOC provides that the governing documents of a limited liability company may adopt provisions of this chapter or may contain other provisions, which will be enforceable relating to (i) indemnification; advancement of expenses; or insurance or another arrangement to indemnify or hold harmless a governing person.

The operating agreements of Mayhill Behavioral Health, LLC and Fannin Management Services, LLC provide that to the fullest extent permitted by law, the company will indemnify its member and manager, and each agent, employee, and legal representative of its member and manager for claims and threatened claims arising as a result of such person’s role with the company. The operating agreements of Horizon Mental Health Management, LLC and Kingwood Pines Hospital, LLC provide that to the fullest extent permitted by law, the company will indemnify its member and manager, and each agent, partner, officer, employee, counsel and affiliate of its member and manager or of any of its affiliates, unless a claim is a result of such person’s self-dealing, willful misconduct or reckless misconduct or arises out of a material breach of any agreement between such person and the company or any affiliate of its affiliates.

Utah Registrants

Benchmark Behavioral Health System, Inc. and Kids Behavioral Health of Utah, Inc. are incorporated under the laws of Utah.

Section 16-10a-902 of the Utah Revised Business Corporation Act (the “Revised Act”) provides that a corporation may indemnify an individual who is a party to a proceeding because the individual is or was a director of the corporation against liability incurred in the proceeding if the individual’s conduct was in good faith and reasonably believed that his or her conduct was in, or not opposed to, the best interests of the corporation (or, in the case of conduct with respect to an employee benefit plan, for a purpose the director reasonably believed to be in or not opposed to the interests of the participants in, and the beneficiaries of, the plan), and, in the case of any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. A corporation may not indemnify a director (i) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation, or (ii) in connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in the director’s official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit. Pursuant to Section 16-10a-902(5) of the Revised Act, indemnification under this Section 16-10a-902 in connection with a proceeding by or in the right of the corporation is limited to payment of reasonable expenses incurred in connection with the proceeding.

Section 16-10a-903 of the Revised Act provides that unless limited by its articles of incorporation, a corporation shall indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue, or matter in the proceeding, to which the director was a party because the director is or was a director of the corporation, against reasonable expenses incurred by the director in connection with the proceeding or claim with respect to which the director has been successful.

Section 16-10a-907 of the Revised Act provides that, unless a corporation’s articles of incorporation provide otherwise, an officer of the corporation is entitled to certain mandatory indemnification from the corporation, and the corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director and in some cases to a greater extent than a director.

The articles of incorporation of each of the Utah corporation registrants do not provide for indemnification of directors and officers. The bylaws of each of the Utah corporation registrants provide that to the full extent permitted by the laws of the State of Utah, each corporation shall indemnify its directors, officers, employees or agents.

Virginia Registrants

(a) Alternative Behavioral Services, Inc., First Hospital Corporation of Virginia Beach and Harbor Point Behavioral Health Center, Inc. are incorporated under the laws of Virginia.

Under Sections 13.1-697 and 13.1-702 of  the Virginia Stock Corporation Act, a Virginia corporation generally is authorized to indemnify its directors and officers in civil and criminal actions if they acted in good faith and believed their conduct to be in the best interests of the corporation and, in the case of criminal actions, had no reasonable cause to believe that the conduct was unlawful. Under Section 13.1-704 of the Virginia Stock Corporation Act, a Virginia corporation may make further indemnity, including indemnity with respect to a derivative proceeding, if so authorized by its articles of incorporation or a shareholder-approved bylaw or resolution, except for an indemnity against willful misconduct or knowing violation of criminal law. In addition, Section 13.1-692.1 of the Virginia Stock Corporation Act limits the liability for monetary damages of a director or officer in a shareholder or derivative proceeding. Such liability may be further limited or eliminated if so specified in a Virginia corporation’s articles of incorporation or a shareholder-approved bylaw. This limitation or elimination of liability will not apply in the event of willful misconduct or a knowing violation of criminal law or any federal or state securities law.

The articles of incorporation of Alternative Behavioral Services, Inc. provide that the company may indemnify any officer or director pursuant to Virginia law. The articles of incorporation of First Hospital Corporation of Virginia Beach and Harbor Point Behavioral Health Center, Inc. do not provide for indemnification of directors and officers. The bylaws of each of the Virginia corporation registrants provide that to the full extent permitted by the laws of the State of Virginia, the corporation shall indemnify directors, officers, employees or agents of the corporation.

(b) ABS LINCS KY, LLC, Cumberland Hospital, LLC, HHC Poplar Springs, LLC, Hughes Center, LLC, Keystone Marion, LLC and Keystone Newport News, LLC are registered under the laws of Virginia.

Subject to any restrictions set forth in its organizational documents, Section 13.1-1009(16) of the Virginia Limited Liability Company Act permits a limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, and to pay for or reimburse any member or manager or other person for reasonable expenses incurred by such a person who is a party to a proceeding in advance of final disposition of the proceeding.

The operating agreement of ABS Lincs Kentucky, LLC, Cumberland Hospital, LLC, HHC Poplar Springs, LLC and Hughes Center, LLC each provide that to the fullest extent permitted by law, the company will indemnify its member and manager, and each agent, partner, officer, employee, counsel and affiliate of its member and manager or of any of its affiliates, unless a claim is a result of such person’s self-dealing, willful misconduct or reckless misconduct or arises out of a material breach of any agreement between such person and the company or any affiliate of its affiliates. The operating agreements of Keystone Marion, LLC and Keystone Newport News, LLC each provide that to the fullest extent permitted by law, the company will indemnify its member and manager and advance expenses for judgments, settlements, penalties, fines or expenses incurred in any proceeding by reason of the fact that such person is or was the member or manager.

Wisconsin Registrant

Milwaukee Behavioral Health, LLC is registered under the laws of Wisconsin

Section 183.0408(1) of the Wisconsin Uniform Limited Liability Company Law provides that a limited liability company shall reimburse a member of a member-managed company or the manager of a manager-managed company for any payment made by the member or manager in the course of the member’s or manager’s activities on behalf of the company, if the member or manager complied with ss. 183.0405 (relating to limitations on distributions), 183.0407 (relating to the management of a limited liability company), and 183.0409 (relating to standards of conduct for members and managers) in making the payment.

Section 183.0408(2) provides that a limited liability company shall indemnify and hold harmless a person with respect to any claim or demand against the person and any debt, obligation, or other liability incurred by the person by reason of the person’s former or present capacity as a member or manager, if the claim, demand, debt, obligation, or other liability does not arise from the person’s breach of Sections 183.0405, 183.0407, or 183.0409.

Section 183.0408(3) further provides that a limited liability company may advance reasonable expenses, including attorney fees and costs, incurred by a person in connection with a claim or demand against the person by reason of the person’s former or present capacity as a member or manager, if the person promises to repay the company if the person ultimately is determined not to be entitled to be indemnified under Section 183.0408(2).

Section 183.0408(4) provides that a limited liability company may purchase and maintain insurance on behalf of a member or manager against liability asserted against or incurred by the member or manager in that capacity or arising from that status even if the company’s operating agreement could not eliminate or limit the person’s liability to the company for the conduct giving rise to the liability.

Section 183.0105 provides that a limited liability company’s operating agreement may not relieve or exonerate a person from liability for (a) willful failure to deal fairly with the company or its members in connection with a matter in which the person has a material conflict of interest; (b) a violation of the criminal law, unless the person had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that it was unlawful; (c) a transaction from which the person derived an improper personal profit; or (d) willful misconduct.

The operating agreement of Milwaukee Behavioral Health, LLC provides that to the fullest extent permitted by law, the company will indemnify its member and manager, employee or agent, and advance expenses for judgments, settlements, penalties, fines or expenses incurred as a result of such person’s role with the company.

West Virginia Registrant

HHC River Park, Inc. is incorporated under the laws of West Virginia

Part 5 of Article 8 of the West Virginia Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 31D-8-831(a) of the West Virginia Business Corporation Act provides that a director of a corporation shall not be liable to the corporation or its shareholders for any decision to take or not to take action or any failure to take any action as a director unless the party asserting liability establishes that the articles of incorporation and other law do not preclude liability and the challenged conduct consisted of or was the result of (i) action not in good faith, (ii) a decision (1) which the director did not reasonably believe to be in the best interests of the corporation or (2) as to which the director was not informed to an extent the director reasonably believed appropriate in the circumstances, (iii) a lack of objectivity or independence, (iv) a sustained failure of the director to devote attention to ongoing oversight of the business and affairs of the corporation or (v) receipt of a financial benefit to which the director was not entitled.

The articles of incorporation of HHC River Park, Inc. do not provide for indemnification of directors and officers. The bylaws of HHC River Park, Inc. provide that to the full extent permitted by the laws of the State of West Virginia, the corporation shall indemnify its directors, officers, employees or agents of the corporation.

Item 16.	Exhibits

Exhibit No.	Description

1.1**	Form of Debt Underwriting Agreement.

1.2**	Form of Equity Underwriting Agreement.

4.1	Restated Certificate of Incorporation, and Amendments thereto, previously filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, are incorporated herein by reference (P).

4.2	Amendment to the Registrant’s Restated Certificate of Incorporation, previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K dated July 3, 2001, is incorporated herein by reference.

4.3	Amended and Restated Bylaws of Registrant, previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K dated September 21, 2022, is incorporated herein by reference.

4.4***	Form of Indenture, previously filed as Exhibit 4.4 to the Company’s Registration Statement on Form S-3, File No. 333-282135, filed with the SEC on September 16, 2024, is incorporated herein by reference.

4.5**	Form of Debt Security of Universal Health Services, Inc.

4.6	Indenture, dated as of September 21, 2020, by and among the Company, the Subsidiary Guarantors party thereto, MUFG Union Bank, N.A., as trustee, and JPMorgan Chase Bank, N.A., as collateral agent, previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated September 21, 2020, is incorporated herein by reference.

4.7	Additional Authorized Representative Joinder Agreement, dated as of September 21, 2020, among the Company, the Subsidiary Guarantors party thereto, JPMorgan Chase Bank, N.A., as collateral agent, the Authorized Representatives specified therein and MUFG Union Bank, N.A., as trustee, as an Additional Authorized Representative, previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated September 21, 2020, is incorporated herein by reference.

4.8	Indenture, dated as of August 24, 2021, by and among the Company, the Subsidiary Guarantors party thereto, U.S. Bank National Association, as Trustee, and JPMorgan Chase Bank, N.A., as collateral agent, previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated August 24, 2021, is incorporated herein by reference.

4.9	Additional Authorized Representative Joinder Agreement, dated as of August 24, 2021, among U.S. Bank National Association, as Trustee and Additional Authorized Representative, the Company, the Subsidiary Guarantors party thereto, and JPMorgan Chase Bank, N.A., as collateral agent and administrative agent, previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated August 24, 2021, is incorporated herein by reference.

4.10	Supplemental Indenture, dated as of August 24, 2021, among the Company, the Subsidiary Guarantors party thereto, U.S. Bank National Association (as successor to MUFG Union Bank, N.A.), as trustee, and JPMorgan Chase Bank, N.A., as collateral agent, to the indenture, dated as of September 21, 2020, previously filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K dated August 24, 2021, is incorporated herein by reference.

4.11	Second Supplemental Indenture, dated as of June 23, 2022, among the Company, the Subsidiary Guarantors party thereto, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, and JPMorgan Chase Bank, N.A., as collateral agent, to the indenture, dated as of September 21, 2020, previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated June 27, 2022, is incorporated herein by reference.

4.12	First Supplemental Indenture, dated as of June 23, 2022, among the Company, the Subsidiary Guarantors party thereto, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, and JPMorgan Chase Bank, N.A., as collateral agent, to the indenture, dated as of August 24, 2021, previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated June 27, 2022, is incorporated herein by reference.

4.13	Second Supplemental Indenture, dated as of November 4, 2022, among the Company, the Subsidiary Guarantors party thereto, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, and JPMorgan Chase Bank, N.A., as collateral agent, to the indenture, dated as of August 24, 2021, previously filed as Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q dated November 8, 2022, is incorporated herein by reference.

4.14	Third Supplemental Indenture, dated as of November 4, 2022, among the Company, the Subsidiary Guarantors party thereto, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, and JPMorgan Chase Bank, N.A., as collateral agent, to the indenture, dated as of September 21, 2020, previously filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q dated November 8, 2022, is incorporated herein by reference.

4.15	Indenture, dated as of September 26, 2024, among the Company, the Subsidiary Guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, and JPMorgan Chase Bank, N.A., as collateral agent, previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated October 1, 2024, is incorporated herein by reference.

4.16	First Supplemental Indenture, dated as of September 26, 2024, among the Company, the Subsidiary Guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, and JPMorgan Chase Bank, N.A., as collateral agent, to the indenture, dated as of September 26, 2024, governing the Issuer’s 4.625% Senior Secured Notes due 2029 and the Issuer’s 5.050% Senior Secured Notes due 2034, previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated October 1, 2024, is incorporated herein by reference.

4.17	Additional Authorized Representative Joinder Agreement, dated as of September 26, 2024, among U.S. Bank Trust Company, National Association, as trustee and additional authorized representative for the holders of the Notes, the Issuer, the Subsidiary Guarantors party thereto, and JPMorgan Chase Bank, N.A., as collateral agent and administrative agent, previously filed as Exhibit 4.5 to the Company’s Current Report on Form 8-K dated October 1, 2024, is incorporated herein by reference.

4.18	Second Supplemental Indenture, dated as of April 22, 2026, among the Company, the Subsidiary Guarantors party thereto, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, to the indenture, dated as of September 26, 2024, governing the 2029 Notes and the 2034 Notes, previously filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K dated April 24, 2026, is incorporated herein by reference.

4.19	Third Supplemental Indenture, dated as of April 22, 2026, among the Company, the Subsidiary Guarantors party thereto, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, to the indenture, dated as of August 24, 2021, governing the 2026 Notes and the 2032 Notes, previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated April 24, 2026, is incorporated herein by reference.

4.20	Fourth Supplemental Indenture, dated as of April 22, 2026, among the Company, the Subsidiary Guarantors party thereto, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, to the indenture, dated as of September 21, 2020, governing the 2030 Notes, previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated April 24, 2026, is incorporated herein by reference.

5.1***	Opinion of Norton Rose Fulbright US LLP, previously filed as Exhibit 5.1 to the Company’s Registration Statement on Form S-3, File No. 333-282135, filed with the SEC on September 16, 2024, is incorporated herein by reference.

5.2*	Opinion of Norton Rose Fulbright US LLP.

5.3***	Opinion of Matthew D. Klein, previously filed as Exhibit 5.2 to the Company’s Registration Statement on Form S-3, File No. 333-282135, filed with the SEC on September 16, 2024, is incorporated herein by reference.

5.4*	Opinion of Matthew D. Klein.

22.1*	List of Guarantor Subsidiaries and Issuers of Guaranteed Securities and Affiliates Whose Securities Collateralize Securities of the Registrant.

23.1***	Consent of Norton Rose Fulbright US LLP (included in the opinion filed as Exhibit 5.1).

23.2*	Consent of Norton Rose Fulbright US LLP (included in the opinion filed as Exhibit 5.2).

23.3***	Consent of Matthew D. Klein (included in the opinion filed as Exhibit 5.3).

23.4*	Consent of Matthew D. Klein (included in the opinion filed as Exhibit 5.4).

23.5***	Consent of PricewaterhouseCoopers LLP.

24.1***	Powers of Attorney (previously included on signature pages of the Company’s Registration Statement on Form S-3, File No. 333-282135, filed with the SEC on September 16, 2024, is incorporated herein by reference).

24.2*	Powers of Attorney (included on signature pages).

25.1***	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of U.S. Bank Trust Company, National Association, with respect to the Debt Securities, previously filed as Exhibit 25.1 to the Company’s Registration Statement on Form S-3, File No. 333-282135, filed with the SEC on September 16, 2024, is incorporated herein by reference.

107*	Filing Fee Table.

*	Filed herewith.
**	To be filed as an exhibit to a Current Report on Form 8-K or other document incorporated by reference herein or to a post-effective amendment hereto, if applicable.
***	Previously filed as an exhibit to the Registration Statement.

Item 17.	Undertakings.

Each undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6) That, for purposes of determining any liability under the Securities Act of 1933, each filing of Universal Health Services, Inc.’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

UNIVERSAL HEALTH SERVICES, INC., as Issuer

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Executive Vice President, Chief Financial Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

* Alan B. Miller	Executive Chairman of the Board	August 7, 2026

* Marc D. Miller	Director, President and Chief Executive Officer (Principal Executive Officer)	August 7, 2026

* Nina Chen-Langenmayr	Director	August 7, 2026

* Eileen C. McDonnell	Director	August 7, 2026

* Warren J. Nimetz	Director	August 7, 2026

* Maria Singer	Director	August 7, 2026

* Elliot J. Sussman M.D.	Director	August 7, 2026

/s/ STEVE FILTON Steve Filton	Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)	August 7, 2026

By:	/s/ STEVE FILTON	August 7, 2026
Steve Filton, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

UHS OF DELAWARE, INC.

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Executive Vice President, Chief Financial Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

* Edward H. Sim	President and Director (Principal Executive Officer)	August 7, 2026

* Matthew Klein	Director	August 7, 2026

/s/ STEVE FILTON Steve Filton	Vice President and Director (Principal Financial and Accounting Officer)	August 7, 2026

By:	/s/ STEVE FILTON	August 7, 2026
Steve Filton, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

LANCASTER HOSPITAL CORPORATION

MERION BUILDING MANAGEMENT, INC.

NORTHWEST TEXAS HEALTHCARE SYSTEM, INC.

UHS HOLDING COMPANY, INC.

UHS OF CORNERSTONE, INC.

UHS OF CORNERSTONE HOLDINGS, INC.

UHS OF D.C., INC.

UHS-CORONA, INC.

UNIVERSAL HEALTH SERVICES OF PALMDALE, INC.

VALLEY HOSPITAL MEDICAL CENTER, INC.

MCALLEN MEDICAL CENTER, INC.

SPARKS FAMILY HOSPITAL, INC.

UHS OF RIVER PARISHES, INC.

UHS OF TEXOMA, INC.

UNIVERSAL HEALTH SERVICES OF RANCHO SPRINGS, INC.

TEMECULA VALLEY HOSPITAL, INC.

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

* EDWARD H. SIM	President and Director (Principal Executive Officer)	August 7, 2026

* Matthew Klein	Director	August 7, 2026

/s/ STEVE FILTON Steve Filton	Vice President and Director (Principal Financial and Accounting Officer)	August 7, 2026

By:	/s/ STEVE FILTON	August 7, 2026
Steve Filton, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

ABS LINCS SC, INC.

ALLIANCE HEALTH CENTER, INC.

ALTERNATIVE BEHAVIORAL SERVICES, INC.

ASCEND HEALTH CORPORATION

BENCHMARK BEHAVIORAL HEALTH SYSTEM, INC.

BHC ALHAMBRA HOSPITAL, INC.

BHC BELMONT PINES HOSPITAL, INC.

BHC FAIRFAX HOSPITAL, INC.

BHC FOX RUN HOSPITAL, INC.

BHC FREMONT HOSPITAL, INC.

BHC HEALTH SERVICES OF NEVADA, INC.

BHC HERITAGE OAKS HOSPITAL, INC.

BHC HOLDINGS, INC.

BHC INTERMOUNTAIN HOSPITAL, INC.

BHC MONTEVISTA HOSPITAL, INC.

BHC SIERRA VISTA HOSPITAL, INC.

BHC STREAMWOOD HOSPITAL, INC.

BRENTWOOD ACQUISITION, INC.

BRENTWOOD ACQUISITION-SHREVEPORT, INC.

BRYNN MARR HOSPITAL, INC.

CALVARY CENTER, INC.

CANYON RIDGE HOSPITAL, INC.

CCS/LANSING, INC.

CEDAR SPRINGS HOSPITAL, INC.

CHILDREN’S COMPREHENSIVE SERVICES, INC.

DEL AMO HOSPITAL, INC.

FIRST HOSPITAL CORPORATION OF VIRGINIA BEACH

FORT LAUDERDALE HOSPITAL, INC.

FRN, INC.

FRONTLINE BEHAVIORAL HEALTH, INC.

GREAT PLAINS HOSPITAL, INC.

GULF COAST TREATMENT CENTER, INC.

HARBOR POINT BEHAVIORAL HEALTH CENTER, INC.

HAVENWYCK HOSPITAL INC.

HHC AUGUSTA, INC.

HHC DELAWARE, INC.

HHC INDIANA, INC.

HHC OHIO, INC.

HHC RIVER PARK, INC.

HHC SOUTH CAROLINA, INC.

HHC ST. SIMONS, INC.

HORIZON HEALTH AUSTIN, INC.

HORIZON HEALTH CORPORATION

HSA HILL CREST CORPORATION

KIDS BEHAVIORAL HEALTH OF UTAH, INC.

LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC.

MERIDELL ACHIEVEMENT CENTER, INC.

MICHIGAN PSYCHIATRIC SERVICES, INC.

NORTH SPRING BEHAVIORAL HEALTHCARE, INC.

OAK PLAINS ACADEMY OF TENNESSEE, INC.

PENNSYLVANIA CLINICAL SCHOOLS, INC.

PREMIER BEHAVIORAL SOLUTIONS, INC.

PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC.

PSYCHIATRIC SOLUTIONS, INC.

PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC.

RAMSAY YOUTH SERVICES OF GEORGIA, INC.

RIVER OAKS, INC.

RIVEREDGE HOSPITAL HOLDINGS, INC.

SOUTHEASTERN HOSPITAL CORPORATION

SPRINGFIELD HOSPITAL, INC.

STONINGTON BEHAVIORAL HEALTH, INC.

SUMMIT OAKS HOSPITAL, INC.

TEMPLE BEHAVIORAL HEALTHCARE HOSPITAL, INC.

THE ARBOUR, INC.

TWO RIVERS PSYCHIATRIC HOSPITAL, INC.

UHS CHILDREN SERVICES, INC.

UHS OF DENVER, INC.

UHS OF FAIRMOUNT, INC.

UHS OF FULLER, INC.

UHS OF GEORGIA, INC.

UHS OF GEORGIA HOLDINGS, INC.

UHS OF HAMPTON, INC.

UHS OF HARTGROVE, INC

UHS OF PARKWOOD, INC.

UHS OF PENNSYLVANIA, INC.

UHS OF PROVO CANYON, INC.

UHS OF PUERTO RICO, INC.

UHS OF SPRING MOUNTAIN, INC.

UHS OF TIMBERLAWN, INC.

UHS OF TIMPANOGOS, INC.

UHS OF WESTWOOD PEMBROKE, INC.

UHS OF WYOMING, INC.

UHS SAHARA, INC.

UNITED HEALTHCARE OF HARDIN, INC.

WINDMOOR HEALTHCARE INC.

WINDMOOR HEALTHCARE OF PINELLAS PARK, INC.

WISCONSIN AVENUE PSYCHIATRIC CENTER, INC.

UHS OF MADERA, INC.

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

* Thomas Day	President and Director (Principal Executive Officer)	August 7, 2026

/s/ STEVE FILTON Steve Filton	Vice President and Director (Principal Financial and Accounting Officer)	August 7, 2026

By:	/s/ STEVE FILTON	August 7, 2026
Steve Filton, Attorney-in-fact

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/S/ MATTHEW KLEIN Matthew Klein	Director	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

LA AMISTAD RESIDENTIAL

TREATMENT CENTER, LLC

PALM POINT BEHAVIORAL HEALTH, LLC

TENNESSEE CLINICAL SCHOOLS, LLC

THE BRIDGEWAY, LLC

TURNING POINT CARE CENTER, LLC

UHS OF BENTON, LLC

UHS OF BOWLING GREEN, LLC

UHS OF DOVER, L.L.C.

UHS OF GREENVILLE, LLC

UHS OF LAKESIDE, LLC

UHS OF PHOENIX, LLC

UHS OF RIDGE, LLC

UHS OF ROCKFORD, LLC

UHS OF TUCSON, LLC

UHS SUB III, LLC

PASTEUR HEALTHCARE PROPERTIES, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer); and Chief Financial Officer President of Universal Health Services, Inc. as sole member of the general partner of the registrant	August 7, 2026

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

FORT DUNCAN MEDICAL CENTER, L.P.

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

* Edward H. Sim	President (Principal Executive Officer)	August 7, 2026

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of general partner of the registrant

By:	/s/ STEVE FILTON	August 7, 2026
Steve Filton, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

FRONTLINE HOSPITAL, LLC FRONTLINE RESIDENTIAL TREATMENT CENTER, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

KEYS GROUP HOLDINGS LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

KEYSTONE/CCS PARTNERS LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/S/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

KEYSTONE CONTINUUM, LLC KEYSTONE NPS LLC KEYSTONE RICHLAND CENTER LLC

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

KEYSTONE EDUCATION AND YOUTH SERVICES, LLC

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

KEYSTONE MARION, LLC KEYSTONE MEMPHIS, LLC KEYSTONE NEWPORT NEWS, LLC KEYSTONE WSNC, L.L.C.

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

MANATEE MEMORIAL HOSPITAL, L.P.

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

* Edward H. Sim	President (Principal Executive Officer)	August 7, 2026

/S/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer); and	August 7, 2026

Vice President of general partner of the registrant

By:	/s/ STEVE FILTON	August 7, 2026
Steve Filton, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

MCALLEN HOSPITALS, L.P.

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

* Edward H. Sim	President (Principal Executive Officer)	August 7, 2026

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of partners of registrant

By:	/s/ STEVE FILTON	August 7, 2026
Steve Filton, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

GULPH MILLS ASSOCIATES, LLC

TBD ACQUISITION II, LLC

UHS KENTUCKY HOLDINGS, L.L.C.

UHS OF LANCASTER, LLC

UHS OF NEW ORLEANS, LLC

UHS OF OKLAHOMA, LLC

AZ HOLDING 4, LLC

UHS MIDWEST BEHAVIORAL HEALTH, LLC

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

UHS OF ANCHOR, L.P. UHS OF LAUREL HEIGHTS, L.P. UHS OF PEACHFORD, L.P.

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

UHS OF CENTENNIAL PEAKS, L.L.C.

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

UHS OF DOYLESTOWN, L.L.C.

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

UHS OF SALT LAKE CITY, L.L.C.

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

UHS OF SAVANNAH, L.L.C.

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

UHS OKLAHOMA CITY LLC UHS OF SPRINGWOODS, L.L.C.

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

UHS OF SUMMITRIDGE, L.L.C.

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

PSYCHIATRIC SOLUTIONS HOSPITALS, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

DIAMOND GROVE CENTER, LLC
KMI ACQUISITION, LLC
LIBERTY POINT BEHAVIORAL HEALTHCARE, LLC
PSJ ACQUISITION, LLC
SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM, LLC
SUNSTONE BEHAVIORAL HEALTH, LLC
TBD ACQUISITION, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

ATLANTIC SHORES HOSPITAL, LLC

EMERALD COAST BEHAVIORAL HOSPITAL, LLC

OCALA BEHAVIORAL HEALTH, LLC

PALMETTO BEHAVIORAL HEALTH HOLDINGS, LLC

RAMSAY MANAGED CARE, LLC

SAMSON PROPERTIES, LLC

TBJ BEHAVIORAL CENTER, LLC

THREE RIVERS HEALTHCARE GROUP, LLC WEKIVA SPRINGS CENTER, LLC

ZEUS ENDEAVORS, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer) Vice President of sole member of the registrant	August 7, 2026

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

THREE RIVERS BEHAVIORAL HEALTH, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer) Vice President of sole member of the registrant	August 7, 2026

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

THE NATIONAL DEAF ACADEMY, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

WILLOW SPRINGS, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

BEHAVIORAL HEALTHCARE LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

BHC PINNACLE POINTE HOSPITAL, LLC

BHC PROPERTIES, LLC

COLUMBUS HOSPITAL PARTNERS, LLC HOLLY HILL HOSPITAL, LLC

LEBANON HOSPITAL PARTNERS, LLC NORTHERN INDIANA PARTNERS, LLC

ROLLING HILLS HOSPITAL, LLC

VALLE VISTA HOSPITAL PARTNERS, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

BHC MESILLA VALLEY HOSPITAL, LLC BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC CUMBERLAND HOSPITAL PARTNERS, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

CUMBERLAND HOSPITAL, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of members of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

VALLE VISTA, LLC

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/S/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of members of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

HORIZON HEALTH HOSPITAL SERVICES, LLC HORIZON MENTAL HEALTH MANAGEMENT, LLC

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/S/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

HHC PENNSYLVANIA, LLC HHC POPLAR SPRINGS, LLC KINGWOOD PINES HOSPITAL, LLC SCHICK SHADEL OF FLORIDA, LLC TOLEDO HOLDING CO., LLC

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/S/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

HICKORY TRAIL HOSPITAL, L.P.

MILLWOOD HOSPITAL, L.P.

NEURO INSTITUTE OF AUSTIN, L.P.

TEXAS CYPRESS CREEK HOSPITAL, L.P. TEXAS LAUREL RIDGE HOSPITAL, L.P.

TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P.

TEXAS SAN MARCOS TREATMENT CENTER, L.P.

TEXAS WEST OAKS HOSPITAL, L.P.

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of partners of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/S/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

SHC-KPH, LP

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of partners of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

H.C. PARTNERSHIP

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of general partners of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

BHC OF INDIANA, GENERAL PARTNERSHIP

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of general partners of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

INDEPENDENCE PHYSICIAN MANAGEMENT, LLC

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/S/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

BEHAVIORAL HEALTH MANAGEMENT, LLC

BEHAVIORAL HEALTH REALTY, LLC

CAT REALTY, LLC

CAT SEATTLE, LLC

MAYHILL BEHAVIORAL HEALTH, LLC

PSYCHIATRIC REALTY, LLC

RR RECOVERY, LLC

SALT LAKE BEHAVIORAL HEALTH, LLC

SALT LAKE PSYCHIATRIC REALTY, LLC

UBH OF OREGON, LLC

UBH OF PHOENIX, LLC

UBH OF PHOENIX REALTY, LLC

UNIVERSITY BEHAVIORAL HEALTH OF EL PASO, LLC

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/S/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026
Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/S/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

GARFIELD PARK HOSPITAL, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

ABS LINCS KY, LLC HUGHES CENTER, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

VALLEY HEALTH SYSTEM LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

* Edward H. Sim	President (Principal Executive Officer)	August 7, 2026

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

By:	/s/ STEVE FILTON	August 7, 2026
Steve Filton, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

UHP LP

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of general partner of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

BEACH 77 LP

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

CORAL SHORES BEHAVIORAL HEALTH, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

DVH HOSPITAL ALLIANCE LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

* Edward H. Sim	President (Principal Executive Officer)	August 7, 2026

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

By:	/s/ STEVE FILTON	August 7, 2026
Steve Filton, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

UHS FUNDING, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of members of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

MILWAUKEE BEHAVIORAL HEALTH, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer); and	August 7, 2026

Vice President of the members of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

FANNIN MANAGEMENT SERVICES, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

* Edward H. Sim	President (Principal Executive Officer)	August 7, 2026

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

By:	/s/ STEVE FILTON	August 7, 2026
Steve Filton, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

RIDGE OUTPATIENT COUNSELING, L.L.C.

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

RIDGE OUTPATIENT COUNSELING, L.L.C.

By:	/S/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

RIVERSIDE MEDICAL CLINIC PATIENT SERVICES, L.L.C.

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

* Edward H. Sim	President (Principal Executive Officer)	August 7, 2026

/S/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

By:	/s/ STEVE FILTON	August 7, 2026
Steve Filton, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

BLOOMINGTON MEADOWS, GENERAL PARTNERSHIP

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/S/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of general partners of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/S/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

UHSL, L.L.C. UHSD, L.L.C.

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/S/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/S/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

DISTRICT HOSPITAL PARTNERS, L.P.

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

* Edward H. Sim	President (Principal Executive Officer)	August 7, 2026

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

By:	/s/ STEVE FILTON	August 7, 2026
Filton, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

UHS CAPITOL ACQUISITION, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

* Edward H. Sim	President (Principal Executive Officer)	August 7, 2026

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

By:	/s/ STEVE FILTON	August 7, 2026
Steve Filton, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

H.C. CORPORATION

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President and Director (Principal Financial and Accounting Officer)	August 7, 2026

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President and Director (Principal Executive Officer)	August 7, 2026

/s/ MATTHEW KLEIN Matthew Klein	Director	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

PARK HEALTHCARE COMPANY

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President and Director (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President and Director (Principal Executive Officer)	August 7, 2026

/s/ MATTHEW KLEIN Matthew Klein	Director	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

TEXAS HOSPITAL HOLDINGS, INC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President and Director (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President and Director (Principal Executive Officer)	August 7, 2026

/s/ MATTHEW KLEIN Matthew Klein	Director	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

FOREST VIEW PSYCHIATRIC HOSPITAL, INC.

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

* Thomas Day	President and Director (Principal Executive Officer)	August 7, 2026

/s/ STEVE FILTON Steve Filton	Vice President and Director (Principal Financial and Accounting Officer)	August 7, 2026

By:	/s/ STEVE FILTON	August 7, 2026
Steve Filton, Attorney-in-fact

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ MATTHEW KLEIN Matthew Klein	Director	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

PENDLETON METHODIST HOSPITAL, L.L.C.

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President and Director (Principal Financial and Accounting Officer) Vice President of sole member of the registrant	August 7, 2026

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

AIKEN REGIONAL MEDICAL CENTERS, LLC
WELLINGTON REGIONAL MEDICAL CENTER, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

* Edward H. Sim	President and Director (Principal Executive Officer)	August 7, 2026

/s/ STEVE FILTON Steve Filton	Vice President and Director (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

By:	/s/ STEVE FILTON	August 7, 2026
Steve Filton, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH, L.L.C.

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

SP BEHAVIORAL, LLC
UNIVERSITY BEHAVIORAL, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

DHP 2131 K ST, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

* Edward H. Sim	President and Director (Principal Executive Officer)	August 7, 2026

/s/ STEVE FILTON Steve Filton	Vice President and Director (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

By:	/s/ STEVE FILTON	August 7, 2026
Steve Filton, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

UHS OF KANSAS CITY, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ THOMAS DAY Thomas Day	President (Principal Executive Officer)	August 7, 2026

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

UHS EAST END SUB, LLC

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ EDWARD H. SIM Edward H. Sim	President (Principal Executive Officer)	August 7, 2026

/s/ STEVE FILTON Steve Filton	Vice President (Principal Financial and Accounting Officer)	August 7, 2026

Vice President of sole member of the registrant

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania, on August 7, 2026.

UHS EAST END CORPORATION

By:	/s/ STEVE FILTON
Name: Steve Filton
Title: Authorized Signatory

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marc D. Miller and Steve Filton, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ EDWARD H. SIM Edward H. Sim	President and Director (Principal Executive Officer)	August 7, 2026

/s/ MATTHEW KLEIN Matthew Klein	Director	August 7, 2026

/s/ STEVE FILTON Steve Filton	Vice President and Director (Principal Financial and Accounting Officer)	August 7, 2026